Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST

INDENTURE ACT OF 1939 OF A CORPORATION

DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)

HSBC Bank USA, National Association

(Exact name of trustee as specified in its charter)

N/A	20-1177241
(Jurisdiction of incorporation	(I.R.S. Employer
or organization if not a U.S.	Identification No.)
national bank)

1800 Tyson’s Boulevard, Ste 50
McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018-2706

Tel: (212) 525-1351

(Name, address and telephone number of agent for service)

INTERVAL ACQUISITION CORP.

(Exact name of obligor as specified in its charter)

Delaware	36-4189885
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

INTERVAL LEISURE GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware	26-2590997
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

6262 Sunset Drive
Miami, Florida	33143
(Address of principal executive offices)	(Zip Code)

(See Table of Additional Registrants)

5.625% Senior Secured Notes due 2023

(Title of Indenture Securities)

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter*	Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification Number

AQUA-ASTON HOLDINGS, INC.	Delaware	7011	87-0799653
AQUA HOSPITALITY LLC	Delaware	7011	46-0641767
AQUA HOTELS AND RESORTS, INC.	Delaware	7011	26-3181909
CDP GP, INC.	Delaware	1531	36-4190833
CERROMAR DEVELOPMENT PARTNERS GP, INC.	Delaware	1531	36-4158824
GRAND ASPEN HOLDINGS, L.L.C.	Delaware	1531	95-4837613
GRAND ASPEN LODGING, L.L.C.	Delaware	1531	95-4351998
HT-HIGHLANDS, INC.	Delaware	1531	36-3978574
HTS-BC, L.L.C.	Delaware	1531	36-3296881
HTS-BEACH HOUSE, INC.	Delaware	1531	36-4097668
HTS-BEACH HOUSE PARTNER, L.L.C.	Delaware	1531	36-4097668
HTS-COCONUT POINT, INC.	Delaware	1531	36-4262309
HTS-GROUND LAKE TAHOE, INC.	Delaware	1531	36-4197178
HTS-KEY WEST, INC.	Delaware	1531	36-3942758
HTS-KW, INC.	Delaware	1531	36-4187262
HTS-LAKE TAHOE, INC.	Delaware	1531	36-3919669
HTS-LOAN SERVICING, INC.	Delaware	1531	36-4206919
HTS-MAIN STREET STATION, INC.	Delaware	1531	36-4351998
HTS-MAUI, L.L.C.	Delaware	1531	45-5601104
HTS-SAN ANTONIO, L.L.C.	Delaware	1531	32-0018843
HTS-SEDONA, INC.	Delaware	1531	36-4290387
HTS-SUNSET HARBOR PARTNER, L.L.C.	Delaware	1531	47-3952343
HTS-WINDWARD POINTE PARTNER, L.L.C.	Delaware	1531	47-3932767
HV GLOBAL GROUP, INC.	Delaware	8699	36-3878044
HV GLOBAL MANAGEMENT CORPORATION	Delaware	6531	36-3950778
HV GLOBAL MARKETING CORPORATION	Florida	6531	65-0459735
HVO KEY WEST HOLDINGS, LLC	Florida	6531	47-5257462
INTERVAL HOLDINGS, INC.	Delaware	8600	06-1428126
INTERVAL INTERNATIONAL, INC.	Florida	8600	59-2367254
INTERVAL RESORT & FINANCIAL SERVICES, INC.	Florida	7380	65-0614258
OWNERS’ RESORTS AND EXCHANGE, INC.	Utah	6531	87-0450262
S.O.I. ACQUISITION CORP.	Florida	1531	61-1731501
VACATION OWNERSHIP LENDING GP, INC.	Delaware	6199	36-4190833
VACATION RESORTS INTERNATIONAL	California	6531	95-3700624
VOL GP, INC.	Delaware	6199	36-4190834
WINDWARD POINTE II, L.L.C.	Delaware	1531	35-2556668
WORLDWIDE VACATION & TRAVEL, INC.	Florida	4700	22-2362974
IIC HOLDINGS, INCORPORATED	Delaware	8600	36-4197698
ILG INTERNATIONAL HOLDINGS, INC.	Florida	8600	90-0924055
INTERVAL SOFTWARE SERVICES, LLC	Florida	8600	65-1133709
MANAGEMENT ACQUISITION HOLDINGS, LLC	Delaware	6531	27-3967875
RESORT SALES SERVICES, INC.	Delaware	6531	38-3990004
ILG MANAGEMENT, LLC	Florida	6531	90-0968929
AQUA HOTELS & RESORTS, LLC	Hawaii	7011	65-1163911
DIAMOND HEAD MANAGEMENT LLC	Hawaii	7011	45-2996891
HOTEL MANAGEMENT SERVICES LLC	Hawaii	7011	27-0562444
KAI MANAGEMENT SERVICES LLC	Hawaii	7011	26-4613508
AQUA HOTELS AND RESORTS OPERATOR LLC	Delaware	7011	37-1697816
AQUA LUANA OPERATOR LLC	Hawaii	7011	81-1847298
AQUA-ASTON HOSPITALITY, LLC	Hawaii	7011	13-4207830
ASTON HOTELS & RESORTS FLORIDA, LLC	Florida	7011	46-3267551
MAUI CONDO AND HOME, LLC	Hawaii	6531	99-0266391
RQI HOLDINGS, LLC	Hawaii	6531	03-0530842
BEACH HOUSE DEVELOPMENT PARTNERSHIP	Florida	1531	65-0680991
CDP INVESTORS, L.P.	Delaware	1531	36-4158822
CERROMAR DEVELOPMENT PARTNERS, L.P., S.E.	Delaware	1531	36-4158825
HIGHLANDS INN INVESTORS II, L.P.	Delaware	1531	36-4054270
HTS-SAN ANTONIO, L.P.	Delaware	1531	36-0018843
HTS-SAN ANTONIO, INC.	Delaware	1531	45-0479517
HTS-WILD OAK RANCH BEVERAGE, LLC	Texas	1531	20-1231294
MERIDIAN FINANCIAL SERVICES, INC.	North Carolina	7320	56-1663191
TRADING PLACES INTERNATIONAL, LLC	California	6531	95-2848811
HVC-HIGHLANDS, L.L.C.	Delaware	1531	36-4510201
KEY WESTER LIMITED	Florida	1531	36-4204734
MERAGON FINANCIAL SERVICES, INC.	North Carolina	7320	56-2220495
PARADISE VACATION ADVENTURES, LLC	Hawaii	7999	33-0910128
REP HOLDINGS, LTD.	Hawaii	6531	99-0335453
RESORT MANAGEMENT FINANCE SERVICES, INC.	Florida	6159	45-2346663
SUNSET HARBOR DEVELOPMENT PARTNERSHIP	Florida	1531	65-0482474
VACATION OWNERSHIP LENDING, L.P.	Delaware	6199	36-4190846
VOL INVESTORS, L.P.	Delaware	6199	36-4190836

*For each registrant listed in the table, the address and telephone number of such registrant’s principal executive offices and the name, address and telephone number for the agent for service and persons to receive copies are the same as set forth above for Interval Acquisition Corp. and Interval Leisure Group, Inc.

General

Item 1. General Information.

Furnish the following information as to the trustee:

(a)  Name and address of each examining or supervisory authority to which it is subject.

Comptroller of the Currency, New York, NY.

Federal Deposit Insurance Corporation, Washington, D.C.

Board of Governors of the Federal Reserve System, Washington, D.C.

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None

Items 3-15.          Not Applicable

Item 16. List of Exhibits

Exhibit

T1A(i)	(1)	Copy of the Articles of Association of HSBC Bank USA, National Association.

T1A(ii)	(1)	Certificate of the Comptroller of the Currency dated July 1, 2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii)	(2)	Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)	(1)	Copy of the existing By-Laws of HSBC Bank USA, National Association.

T1A(v)		Not applicable.

T1A(vi)	(2)	Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)		Copy of the latest report of condition of the trustee published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)		Not applicable.

T1A(ix)		Not applicable.

(1)         Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

(2)         Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-125197 and incorporated herein by reference thereto.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 25th day of March, 2016.

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Annette L Kos-Culkin
Annette L Kos-Culkin
Vice President

Board of Governors of the Federal Reserve System Federal Deposit Insurance Corporation Office of the Comptroller of the Currency Federal Financial Institutions Examination Council Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031 Institution Name City State Zip Code Call Report Report Date Report Type RSSD-ID FDIC Certificate Number OCC Charter Number ABA Routing Number Last updated on HSBC BANK USA, NATIONAL ASSOCIATION MCLEAN VA 22102 12/31/2015 031 413208 57890 24522 21001088 2/8/2016

1 Federal Financial Institutions Examination Council Consolidated Reports of Condition and Income for a Bank with Domestic and Foreign Offices — FFIEC 031 Report at the close of business December 31, 2015 (20151231) (RCON 9999) Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and saving sassociations. This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities. This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State non member banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations). NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state non member banks and three directors for state member banks, nationalbanks, and savings associations. I, the undersigned CFO (o requivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief. We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true andcorrect. Director (Trustee) Director (Trustee) Signature of Chief Financial Officer (or Equivalent) Director (Trustee) Date of Signiture Submission of Reports Each bank must file its Reports of Condition and Income (Call Report) data by either: To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files. The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount. (a) Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for datacollection (https://cdr.ffiec.gov/cdr/), or Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data in to the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR. (b) HSBC BANK USA, NATIONAL ASSOCIATION Legal Title of Bank (RSSD 9017) For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at(888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@ffiec.gov. FDIC Certificate Number 57890 (RSSD 9050) MCLEAN City (RSSD 9130) VA 22102 State Abbreviation (RSSD 9200) Zip Code (RSSD 9220) The estimated average burden associated with this information collection is 48.3 hours per respondent and is estimated to vary from 18 to 750 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

Consolidated Reports of Condition and Income for a Bank with Domestic and Foreign Offices 2

Table of Contents

Signature Page....1

Table of Conents....2

Contact Information for the Reports of Condition and Income....4

Emergency Contact Information....4

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information....5

Bank Demographic Information....6

Contact Information....6

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income....7

Schedule RI - Income Statement....8

Schedule RI-A - Changes in Bank Equity Capital....10

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases....11

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses....12

Schedule RI-C - Disaggregated Data on the Allowance for Loan and Lease Losses....13

Schedule RI-D - Income from Foreign Offices....14

Schedule RI-E - Explanations....14

Schedule RC - Balance Sheet....17

Schedule RC-A - Cash and Balances Due From Depository Institutions....18

Schedule RC-B - Securities....19

Schedule RC-C Part I - Loans and Leases....22

Schedule RC-C Part II - Loans to Small Businesses and Small Farms....26

Schedule RC-D - Trading Assets and Liabilities....28

Schedule RC-E Part I - Deposits in Domestic Offices....31

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs....33

Schedule RC-F - Other Assets....34

Schedule RC-G - Other Liabilities....35

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices....35

Schedule RC-I - Assets and Liabilities of IBFs....36

Schedule RC-K - Quarterly Averages....37

Schedule RC-L - Derivatives and Off-Balance Sheet Items....38

Schedule RC-M - Memoranda....43

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets....46

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments....49

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices....52

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis....52

Schedule RC-R Part I - Regulatory Capital Components and Ratios....57

Schedule RC-R Part II - Risk-Weighted Assets....59

For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC's Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency
Legend: NR - Not Reported, CONF - Confidential

Schedule RC-S - Servicing Securitization and Asset Sale Activities......................................................69 3 Schedule RC-T - Fiduciary and Related Services...............................................................71 Schedule RC-V - Variable Interest Entities................74 General Instructions...................................................75 Glossary.....................................................................76 For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank. Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency Legend: NR - Not Reported, CONF - Confidential

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter "none" for the contact's e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports

CONF
Name (TEXT C490)

CONF
Title (TEXT C491)

CONF
E-mail Address (TEXT C492)

CONF
Area Code / Phone Number / Extension (TEXT C493)

CONF
Area Code / FAX Number (TEXT C494)

Other Person to Whom Questions about the Reports Should be Directed

CONF
Name (TEXT C495)

CONF
Title (TEXT C496)

CONF
E-mail Address (TEXT 4086)

CONF
Area Code / Phone Number / Extension (TEXT 8902)

CONF
Area Code / FAX Number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact

CONF
Name (TEXT C366)

CONF
Title (TEXT C367)

CONF
E-mail Address (TEXT C368)

CONF
Area Code / Phone Number / Extension (TEXT C369)

CONF
Area Code / FAX Number (TEXT C370)

Secondary Contact

CONF
Name (TEXT C371)

CONF
Title (TEXT C372)

CONF
E-mail Address (TEXT C373)

CONF
Area Code / Phone Number / Extension (TEXT C374)

CONF
Area Code / FAX Number (TEXT C375)

5

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank's USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti- money-laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank's option. Enter "none" for the contact's e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact

CONF
Name (TEXT C437)

CONF
Title (TEXT C438)

CONF
E-mail Address (TEXT C439)

CONF
Area Code / Phone Number / Extension (TEXT C440)

Secondary Contact

CONF
Name (TEXT C442)

CONF
Title (TEXT C443)

CONF
E-mail Address (TEXT C444)

CONF
Area Code / Phone Number / Extension (TEXT 8902)

Third Contact

CONF
Name (TEXT C870)

CONF
Title (TEXT C871)

CONF
E-mail Address (TEXT C368)

CONF
Area Code / Phone Number / Extension (TEXT C873)

Fourth Contact

CONF
Name (TEXT C875)

CONF
Title (TEXT C876)

CONF
E-mail Address (TEXT C877)

CONF
Area Code / Phone Number / Extension (TEXT C878)

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
6

Bank Demographic Information

Dollar amounts in thousands			
1. Reporting date	RCON9999	20151231	1.
2. FDIC certificate number	RSSD9050	57890	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	McLean	4.
5. State abbreviation	RSSD9200	VA	5.
6. Zip code	RSSD9220	22102	6.

(RSSD9017) HSBC Bank USA, National Association

Contact Information

Dollar amounts in thousands			
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.
4. Telephone	TEXTC440	CONF	4.a.4.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 7 Dollar amounts in thousands 4.b. TEXTC442 CONF 4.b.1. 1. Name............................................................................................................................................................ 2. Title............................................................................................................................................................... 3. E-mail Address.............................................................................................................................................. 4. Telephone...................................................................................................................................................... c. Third Contact 1. Name............................................................................................................................................................ 2. Title............................................................................................................................................................... 3. E-mail Address.............................................................................................................................................. 4. Telephone...................................................................................................................................................... d. Fourth Contact 1. Name............................................................................................................................................................ 2. Title............................................................................................................................................................... 3. E-mail Address.............................................................................................................................................. 4. Telephone...................................................................................................................................................... TEXTC443 CONF 4.b.2. TEXTC444 CONF 4.b.3. TEXTC445 CONF 4.b.4. 4.c. TEXTC870 CONF 4.c.1. TEXTC871 CONF 4.c.2. TEXTC872 CONF 4.c.3. TEXTC873 CONF 4.c.4. 4.d. TEXTC875 CONF 4.d.1. TEXTC876 CONF 4.d.2. TEXTC877 CONF 4.d.3. TEXTC878 CONF 4.d.4. Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income Dollar amounts in thousands No 1. RCON6979 1. Comments?................................................................................................................................................................. 2. Bank Management Statement..................................................................................................................................... TEXT6980 2. b. Secondary Contact

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
8

Schedule RI - Income Statement

Dollar amounts in thousands			
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. In domestic offices:			1.a.1.
a. Loans secured by real estate:			1.a.1.a.
1. Loans secured by 1-4 family residential properties	RIAD4435	628,829	1.a.1.a.1.
2. All other loans secured by real estate	RIAD4436	317,112	1.a.1.a.2.
b. Loans to finance agricultural production and other loans to farmers	RIAD4024	10,705	1.a.1.b.
c. Commercial and industrial loans	RIAD4012	698,874	1.a.1.c.
d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.
1. Credit cards	RIADB485	73,961	1.a.1.d.1.
2. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RIADB486	28,207	1.a.1.d.2.
e. Loans to foreign governments and official institutions	RIAD4056	2,031	1.a.1.e.
f. All other loans in domestic offices	RIADB487	205,502	1.a.1.f.
2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	16,039	1.a.2.
3. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))	RIAD4010	1,981,260	1.a.3.
b. Income from lease financing receivables	RIAD4065	27	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	80,855	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	173,171	1.d.1.
2. Mortgage-backed securities	RIADB489	647,602	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	63,808	1.d.3.
e. Interest income from trading assets	RIAD4069	340,220	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	23,065	1.f.
g. Other interest income	RIAD4518	58,754	1.g.
h. Total interest income (sum of items 1.a.(3) through 1.g)	RIAD4107	3,368,762	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Interest on deposits in domestic offices:			2.a.1.
a. Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	4,551	2.a.1.a.
b. Nontransaction accounts:			2.a.1.b.
1. Savings deposits (includes MMDAs)	RIAD0093	104,137	2.a.1.b.1.
2. Time deposits of $100,000 or more	RIADA517	133,494	2.a.1.b.2.
3. Time deposits of less than $100,000	RIADA518	85,169	2.a.1.b.3.
2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	14,463	2.a.2.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	33,302	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	61,434	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	268,607	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	705,157	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	2,663,605	3.
4. Provision for loan and lease losses	RIAD4230	360,941	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	83,452	5.a.
b. Service charges on deposit accounts in domestic offices	RIAD4080	130,779	5.b.
c. Trading revenue	RIADA220	100,843	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	9,230	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	86,749	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
9

Dollar amounts in thousands

4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	1,365	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	55,784	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	-7,551	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	3,877	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	-974	5.k.
l. Other noninterest income	RIADB497	1,109,920	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	1,573,474	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	46,837	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	996,250	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	184,903	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	6,498	7.c.2.
d. Other noninterest expense	RIAD4092	2,021,399	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	3,209,050	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIAD4301	713,925	8.
9. Applicable income taxes (on item 8)	RIAD4302	302,657	9.
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	RIAD4300	411,268	10.
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	411,268	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	462	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	410,806	14.

Memoranda

1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	865	M.1.
2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	23,013	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	7,170	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	5838	M.5.
6. Not applicable			M.6.
7. If the reporting institution has applied pushdown accounting this calendar year, report the date of the institution's acquisition (see instructions)	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):			M.8.
a. Interest rate exposures	RIAD8757	549,690	M.8.a.
b. Foreign exchange exposures	RIAD8758	-477,304	M.8.b.
c. Equity security and index exposures	RIAD8759	5,423	M.8.c.
d. Commodity and other exposures	RIAD8760	46,024	M.8.d.
e. Credit exposures	RIADF186	-22,990	M.8.e.
f. Impact on trading revenue of changes in the creditworthiness of the bank's derivatives counterparties on the bank's derivative assets (included in Memorandum items 8.a through 8.e above)	RIADK090	-38	M.8.f.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
10

Dollar amounts in thousands			
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank's derivative liabilities (included in Memorandum items 8.a through 8.e above)	RIADK094	14,323	M.8.g.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	42,895	M.9.b.
10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)(1))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	-10,363	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	0	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	38,614	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	247,417	M.13.b.1.
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:			M.14.
a. Total other-than-temporary impairment losses	RIADJ319	0	M.14.a.
b. Portion of losses recognized in other comprehensive income (before income taxes)	RIADJ320	0	M.14.b.
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	RIADJ321	0	M.14.c.
15. Components of service charges on deposit accounts in domestic offices (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):			M.15.
a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH032	4,820	M.15.a.
b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH033	31,839	M.15.b.
c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH034	0	M.15.c.
d. All other service charges on deposit accounts	RIADH035	94,120	M.15.d.

Schedule RI-A - Changes in Bank Equity Capital

Dollar amounts in thousands			
1. Total bank equity capital most recently reported for the December 31, 2014, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	18,975,245	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	18,975,245	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	410,806	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	4,900,000	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	103,841	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income	RIADB511	-406,390	10.
11. Other transactions with stockholders (including a parent holding company) (not included in items 5, 6, 8, or 9 above)	RIAD4415	-1,042	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	23,774,778	12.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
11

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date		
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans in domestic offices:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	40	RIADC894	2,734	1.a.2.
b. Secured by farmland in domestic offices	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	6,289	RIAD5412	3,040	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	35,670	RIADC217	10,769	1.c.2.a.
b. Secured by junior liens	RIADC235	2,171	RIADC218	930	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	457	RIAD3589	29	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	1,741	RIADC898	2,198	1.e.2.
f. In foreign offices	RIADB512	0	RIADB513	0	1.f.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To U.S. banks and other U.S. depository institutions	RIAD4653	0	RIAD4663	0	2.a.
b. To foreign banks	RIAD4654	0	RIAD4664	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RIAD4655	0	RIAD4665	5	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RIAD4645	35,480	RIAD4617	8,171	4.a.
b. To non-U.S. addressees (domicile)	RIAD4646	40,000	RIAD4618	0	4.b.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	31,591	RIADB515	5,376	5.a.
b. Automobile loans	RIADK129	31	RIADK133	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RIADK205	11,547	RIADK206	1,892	5.c.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	1,808	RIAD4628	2,862	7.
8. Lease financing receivables:					8.
a. Leases to individuals for household, family, and other personal expenditures	RIADF185	0	RIADF187	0	8.a.
b. All other leases	RIADC880	0	RIADF188	0	8.b.
9. Total (sum of items 1 through 8)	RIAD4635	166,825	RIAD4605	38,006	9.

Memoranda

1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.
3. Not applicable					M.3.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Memoranda

Dollar amounts in thousands			
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	6,227	M.4.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
12

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands			
1. Balance most recently reported for the December 31, 2014, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	680,281	1.
2. Recoveries (must equal part I, item 9, column B, above)	RIAD4605	38,006	2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIADC079	166,515	3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	310	4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD4230	360,941	5.
6. Adjustments (see instructions for this schedule)	RIADC233	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD3123	912,403	7.

Memoranda

1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	0	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	2,159	M.3.
4. Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, Part II, item 7, above)	RIADC781	1,353	M.4.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
13

Schedule RI-C - Disaggregated Data on the Allowance for Loan and Lease Losses

Dollar amounts in thousands	(Column A) Recorded Investment: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column B) Allowance Balance: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column C) Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20)	(Column D) Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20)	(Column E) Recorded Investment: Purchased Credit-Impaired Loans (ASC 310-30)	(Column F) Allowance Balance: Purchased Credit-Impaired Loans (ASC 310-30)	
1. Real estate loans:							1.
a. Construction loans	RCFDM708 8,928	RCFDM709 0	RCFDM710 1,322,576	RCFDM711 10,258	RCFDM712 0	RCFDM713 0	1.a.
b. Commercial real estate loans	RCFDM714 89,001	RCFDM715 0	RCFDM716 6,732,737	RCFDM717 44,010	RCFDM719 0	RCFDM720 0	1.b.
c. Residential real estate loans	RCFDM721 1,083,236	RCFDM722 34,095	RCFDM723 20,036,741	RCFDM724 56,221	RCFDM725 70,333	RCFDM726 1,353	1.c.
2. Commercial loans	RCFDM727 266,813	RCFDM728 53,406	RCFDM729 47,494,388	RCFDM730 671,450	RCFDM731 0	RCFDM732 0	2.
3. Credit cards	RCFDM733 5,128	RCFDM734 1,224	RCFDM735 693,644	RCFDM736 32,099	RCFDM737 0	RCFDM738 0	3.
4. Other consumer loans	RCFDM739 0	RCFDM740 0	RCFDM741 398,548	RCFDM742 8,287	RCFDM743 0	RCFDM744 0	4.
5. Unallocated, if any				RCFDM745 0			5.
6. Total (for each column, sum of items 1.a through 5)	RCFDM746 1,453,106	RCFDM747 88,725	RCFDM748 76,678,634	RCFDM749 822,325	RCFDM750 70,333	RCFDM751 1,353	6.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
14

Schedule RI-D - Income from Foreign Offices

Dollar amounts in thousands			
1. Total interest income in foreign offices	RIADC899	0	1.
2. Total interest expense in foreign offices	RIADC900	0	2.
3. Provision for loan and lease losses in foreign offices	RIADC901	0	3.
4. Noninterest income in foreign offices:			4.
a. Trading revenue	RIADC902	0	4.a.
b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.
c. Net securitization income	RIADC904	0	4.c.
d. Other noninterest income	RIADC905	0	4.d.
5. Realized gains (losses) on held-to-maturity and available-for-sale securities in foreign offices	RIADC906	0	5.
6. Total noninterest expense in foreign offices	RIADC907	0	6.
7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.
8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.
9. Extraordinary items and other adjustments, net of income taxes, in foreign offices	RIADC910	0	9.
10. Net income attributable to foreign offices before internal allocations of income and expense (item 1 plus or minus items 2 through 9)	RIADC911	0	10.
11. Not applicable			11.
12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.
13. Consolidated net income attributable to foreign offices (sum of items 10 and 12)	RIADC914	0	13.

Schedule RI-E - Explanations

Dollar amounts in thousands			
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:			1.
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	233,542	1.f.
g. Bank card and credit card interchange fees	RIADF555	77,100	1.g.
h. Gains on bargain purchases	RIADJ447	0	1.h.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4461	Income from Affiliates	1.i.1.
2. Amount of component	RIAD4461	171,020	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4462	Commitment facility line fees	1.j.1.
2. Amount of component	RIAD4462	178,699	1.j.2.
k. Disclose component and the dollar amount of that component:			1.k.
1. Describe component	TEXT4463	Click here for value	1.k.1.
2. Amount of component	RIAD4463	157,320	1.k.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	60,107	2.b.
c. Directors' fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
15

Dollar amounts in thousands			
f. Legal fees and expenses	RIAD4141	89,202	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	0	2.k.
l. Disclose component and the dollar amount of that component:			2.l.
1. Describe component	TEXT4464	Click here for value	2.l.1.
2. Amount of component	RIAD4464	1,486,711	2.l.2.
m. Disclose component and the dollar amount of that component:			2.m.
1. Describe component	TEXT4467	Service contracts outsourced	2.m.1.
2. Amount of component	RIAD4467	71,211	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468		2.n.1.
2. Amount of component	RIAD4468	0	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469		3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487		3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489		3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.
a. Disclose component and the dollar amount of that component:			4.a.
1. Describe component	TEXTB526		4.a.1.
2. Amount of component	RIADB526	0	4.a.2.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527		4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	Click here for value	5.a.1.
2. Amount of component	RIAD4498	-1,041	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499		5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521		6.a.1.
2. Amount of component	RIAD4521	0	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522		6.b.1.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
16

Dollar amounts in thousands			
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769	Click here for value	7.b.

(TEXT4463) Non-deposit customer related service fees

(TEXT4464) Operating expenses paid to Affiliates

(TEXT4498) Employee benefit plans and other

(TEXT4769) Fee income from letters of credit $74,582, Fee income-syndication fees $99,652 and Net gain on credit derivatives that economically hedge credit exposures held outside the trading account $42,985

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
17

Schedule RC - Balance Sheet

Dollar amounts in thousands			
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCFD0081	969,118	1.a.
b. Interest-bearing balances	RCFD0071	7,425,565	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCFD1754	14,020,035	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCFD1773	35,521,945	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold in domestic offices	RCONB987	0	3.a.
b. Securities purchased under agreements to resell	RCFDB989	19,846,612	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCFD5369	2,095,330	4.a.
b. Loans and leases, net of unearned income	RCFDB528	78,202,073	4.b.
c. LESS: Allowance for loan and lease losses	RCFD3123	912,403	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCFDB529	77,289,670	4.d.
5. Trading assets (from Schedule RC-D)	RCFD3545	17,174,568	5.
6. Premises and fixed assets (including capitalized leases)	RCFD2145	230,209	6.
7. Other real estate owned (from Schedule RC-M)	RCFD2150	29,406	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCFD2130	39,824	8.
9. Direct and indirect investments in real estate ventures	RCFD3656	8	9.
10. Intangible assets:			10.
a. Goodwill	RCFD3163	1,611,655	10.a.
b. Other intangible assets (from Schedule RC-M)	RCFD0426	180,505	10.b.
11. Other assets (from Schedule RC-F)	RCFD2160	6,703,765	11.
12. Total assets (sum of items 1 through 11)	RCFD2170	183,138,215	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)	RCON2200	123,770,634	13.a.
1. Noninterest-bearing	RCON6631	29,601,642	13.a.1.
2. Interest-bearing	RCON6636	94,168,992	13.a.2.
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	11,627,668	13.b.
1. Noninterest-bearing	RCFN6631	746,721	13.b.1.
2. Interest-bearing	RCFN6636	10,880,947	13.b.2.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased in domestic offices	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase	RCFDB995	2,986,259	14.b.
15. Trading liabilities (from Schedule RC-D)	RCFD3548	7,457,956	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	5,802,427	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures	RCFD3200	4,549,148	19.
20. Other liabilities (from Schedule RC-G)	RCFD2930	3,169,085	20.
21. Total liabilities (sum of items 13 through 20)	RCFD2948	159,363,177	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCFD3838	2,500,000	23.
24. Common stock	RCFD3230	2,002	24.
25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	18,507,263	25.
26. Not available			26.
a. Retained earnings	RCFD3632	3,175,372	26.a.
b. Accumulated other comprehensive income	RCFDB530	-409,859	26.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
18

Dollar amounts in thousands			
c. Other equity capital components	RCFDA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	23,774,778	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries	RCFD3000	260	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	23,775,038	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	183,138,215	29.

Memoranda

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2014	RCFD6724	NR	M.1.
2. Bank's fiscal year-end date	RCON8678	NR	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	722,414			1.
a. Cash items in process of collection and unposted debits			RCON0020	318,727	1.a.
b. Currency and coin			RCON0080	403,454	1.b.
2. Balances due from depository institutions in the U.S.			RCON0082	285,133	2.
a. U.S. branches and agencies of foreign banks (including their IBFs)	RCFD0083	26			2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S. (including their IBFs)	RCFD0085	285,107			2.b.
3. Balances due from banks in foreign countries and foreign central banks			RCON0070	728,023	3.
a. Foreign branches of other U.S. banks	RCFD0073	0			3.a.
b. Other banks in foreign countries and foreign central banks	RCFD0074	731,112			3.b.
4. Balances due from Federal Reserve Banks	RCFD0090	6,656,024	RCON0090	5,655,751	4.
5. Total	RCFD0010	8,394,683	RCON0010	7,391,088	5.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
19

Schedule RC-B - Securities

Dollar amounts in thousands		(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value	
1. U.S. Treasury securities	RCFD0211	0	RCFD0213	0	RCFD1286	17,026,478	RCFD1287	16,896,492	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):									2.
a. Issued by U.S. Government agencies	RCFD1289	0	RCFD1290	0	RCFD1291	0	RCFD1293	0	2.a.
b. Issued by U.S. Government-sponsored agencies	RCFD1294	0	RCFD1295	0	RCFD1297	4,133,270	RCFD1298	4,243,536	2.b.
3. Securities issued by states and political subdivisions in the U.S.	RCFD8496	15,994	RCFD8497	16,817	RCFD8498	93,492	RCFD8499	96,002	3.
4. Mortgage-backed securities (MBS):									4.
a. Residential mortgage pass-through securities:									4.a.
1. Guaranteed by GNMA	RCFDG300	3,267,386	RCFDG301	3,275,168	RCFDG302	10,647,961	RCFDG303	10,509,895	4.a.1.
2. Issued by FNMA and FHLMC	RCFDG304	2,944,963	RCFDG305	2,956,301	RCFDG306	1,450,834	RCFDG307	1,440,534	4.a.2.
3. Other pass-through securities	RCFDG308	0	RCFDG309	0	RCFDG310	298	RCFDG311	298	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):									4.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies	RCFDG312	5,389,614	RCFDG313	5,491,355	RCFDG314	416,092	RCFDG315	411,861	4.b.1.
2. Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies	RCFDG316	0	RCFDG317	0	RCFDG318	0	RCFDG319	0	4.b.2.
3. All other residential MBS	RCFDG320	6,951	RCFDG321	7,596	RCFDG322	0	RCFDG323	0	4.b.3.
c. Commercial MBS:									4.c.
1. Commercial mortgage pass-through securities:									4.c.1.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDK142	0	RCFDK143	0	RCFDK144	0	RCFDK145	0	4.c.1.a.
b. Other pass-through securities	RCFDK146	0	RCFDK147	0	RCFDK148	0	RCFDK149	0	4.c.1.b.
2. Other commercial MBS:									4.c.2.
a. Issued or guaranteed by U.S. Government agencies or sponsored agencies	RCFDK150	2,395,127	RCFDK151	2,413,761	RCFDK152	1,036,149	RCFDK153	1,042,232	4.c.2.a.
b. All other commercial MBS	RCFDK154	0	RCFDK155	0	RCFDK156	8,739	RCFDK157	8,723	4.c.2.b.
5. Asset-backed securities and structured financial products:									5.
a. Asset-backed securities (ABS)	RCFDC026	0	RCFDC988	0	RCFDC989	192,778	RCFDC027	164,276	5.a.
b. Structured financial products:									5.b.
1. Cash	RCFDG336	0	RCFDG337	0	RCFDG338	0	RCFDG339	0	5.b.1.
2. Synthetic	RCFDG340	0	RCFDG341	0	RCFDG342	0	RCFDG343	0	5.b.2.
3. Hybrid	RCFDG344	0	RCFDG345	0	RCFDG346	0	RCFDG347	0	5.b.3.
6. Other debt securities:									6.
a. Other domestic debt securities	RCFD1737	0	RCFD1738	0	RCFD1739	0	RCFD1741	0	6.a.
b. Other foreign debt securities	RCFD1742	0	RCFD1743	0	RCFD1744	548,168	RCFD1746	546,676	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values					RCFDA510	160,879	RCFDA511	161,420	7.
8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)	RCFD1754	14,020,035	RCFD1771	14,160,998	RCFD1772	35,715,138	RCFD1773	35,521,945	8.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
20

Schedule RC-B - Securities

Memoranda

Dollar amounts in thousands			
1. Pledged securities	RCFD0416	14,384,874	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.a.
1. Three months or less	RCFDA549	75,534	M.2.a.1.
2. Over three months through 12 months	RCFDA550	1,509,187	M.2.a.2.
3. Over one year through three years	RCFDA551	766,821	M.2.a.3.
4. Over three years through five years	RCFDA552	7,427,934	M.2.a.4.
5. Over five years through 15 years	RCFDA553	8,753,791	M.2.a.5.
6. Over 15 years	RCFDA554	3,429,709	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA555	64,555	M.2.b.1.
2. Over three months through 12 months	RCFDA556	19	M.2.b.2.
3. Over one year through three years	RCFDA557	6,047	M.2.b.3.
4. Over three years through five years	RCFDA558	50,819	M.2.b.4.
5. Over five years through 15 years	RCFDA559	2,657,975	M.2.b.5.
6. Over 15 years	RCFDA560	15,383,661	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCFDA561	1,216,900	M.2.c.1.
2. Over three years	RCFDA562	8,037,608	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	1,509,206	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCFD1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCFD8782	0	M.4.a.
b. Fair value	RCFD8783	0	M.4.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
21

Schedule RC-B - Securities

Memoranda

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value		
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):									M.5.
a. Credit card receivables	RCFDB838	0	RCFDB839	0	RCFDB840	0	RCFDB841	0	M5a
b. Home equity lines	RCFDB842	0	RCFDB843	0	RCFDB844	83,113	RCFDB845	75,534	M5b
c. Automobile loans	RCFDB846	0	RCFDB847	0	RCFDB848	0	RCFDB849	0	M5c
d. Other consumer loans	RCFDB850	0	RCFDB851	0	RCFDB852	0	RCFDB853	0	M5d
e. Commercial and industrial loans	RCFDB854	0	RCFDB855	0	RCFDB856	0	RCFDB857	0	M5e
f. Other	RCFDB858	0	RCFDB859	0	RCFDB860	109,665	RCFDB861	88,742	M5f
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b(1) through(3)):									M.6.
a. Trust preferred securities issued by financial institutions	RCFDG348	0	RCFDG349	0	RCFDG350	0	RCFDG351	0	M6a
b. Trust preferred securities issued by real estate investment trusts	RCFDG352	0	RCFDG353	0	RCFDG354	0	RCFDG355	0	M6b
c. Corporate and similar loans	RCFDG356	0	RCFDG357	0	RCFDG358	0	RCFDG359	0	M6c
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG360	0	RCFDG361	0	RCFDG362	0	RCFDG363	0	M6d
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG364	0	RCFDG365	0	RCFDG366	0	RCFDG367	0	M6e
f. Diversified (mixed) pools of structured financial products	RCFDG368	0	RCFDG369	0	RCFDG370	0	RCFDG371	0	M6f
g. Other collateral or reference assets	RCFDG372	0	RCFDG373	0	RCFDG374	0	RCFDG375	0	M6g

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
22

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Loans secured by real estate	RCFD1410	NR			1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RCFDF158	0	RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCFDF159	1,331,504	RCONF159	1,331,504	1.a.2.
b. Secured by farmland (including farm residential and other improvements)	RCFD1420	0	RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFD1797	1,510,622	RCON1797	1,510,622	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RCFD5367	17,796,675	RCON5367	17,796,675	1.c.2.a.
b. Secured by junior liens	RCFD5368	89,734	RCON5368	89,734	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCFD1460	2,967,814	RCON1460	2,967,814	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCFDF160	979,527	RCONF160	979,527	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCFDF161	6,573,195	RCONF161	6,573,195	1.e.2.
2. Loans to depository institutions and acceptances of other banks:					2.
a. To commercial banks in the U.S.			RCONB531	118,957	2.a.
1. To U.S. branches and agencies of foreign banks	RCFDB532	0			2.a.1.
2. To other commercial banks in the U.S.	RCFDB533	118,957			2.a.2.
b. To other depository institutions in the U.S.	RCFDB534	32	RCONB534	32	2.b.
c. To banks in foreign countries			RCONB535	3,431,619	2.c.
1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.
2. To other banks in foreign countries	RCFDB537	3,431,619			2.c.2.
3. Loans to finance agricultural production and other loans to farmers	RCFD1590	311,056	RCON1590	236,098	3.
4. Commercial and industrial loans:					4.
a. To U.S. addressees (domicile)	RCFD1763	24,295,739	RCON1763	24,268,119	4.a.
b. To non-U.S. addressees (domicile)	RCFD1764	11,304,369	RCON1764	10,615,789	4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards	RCFDB538	698,772	RCONB538	698,772	6.a.
b. Other revolving credit plans	RCFDB539	96,811	RCONB539	96,811	6.b.
c. Automobile loans	RCFDK137	408	RCONK137	408	6.c.
d. Other consumer loans (includes single payment and installment loans other than automobile loans, and all student loans)	RCFDK207	381,520	RCONK207	233,281	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	159,331	RCON2081	159,331	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.	RCFD2107	0	RCON2107	0	8.
9. Loans to nondepository financial institutions and other loans	RCFD1563	8,249,094			9.
a. Loans to nondepository financial institutions			RCONJ454	7,599,721	9.a.
b. Other loans:					9.b.
1. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	27,363	9.b.1.
2. All other loans (exclude consumer loans)			RCONJ451	524,728	9.b.2.
10. Lease financing receivables (net of unearned income)			RCON2165	624	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	0			10.a.
b. All other leases	RCFDF163	624			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.
12. Total loans and leases, net of unearned income (item 12, column A must equal Schedule RC, sum of items 4.a and 4.b)	RCFD2122	80,297,403	RCON2122	79,260,724	12.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
23

Schedule RC-C Part I - Loans and Leases

Memoranda

Dollar amounts in thousands			
1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.
a. Construction, land development, and other land loans in domestic offices:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	8,928	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	654,418	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK160	0	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	6,211	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	52,281	M.1.d.2.
e. Commercial and industrial loans:			M.1.e.
1. To U.S. addressees (domicile)	RCFDK163	113,343	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK164	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK165	4,617	M.1.f.
1. Loans secured by farmland in domestic offices	RCONK166	0	M.1.f.1.
2. Loans to depository institutions and acceptances of other banks	RCFDK167	0	M.1.f.2.
3. Loans to finance agricultural production and other loans to farmers	RCFDK168	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCFDK098	0	M.1.f.4.a.
b. Automobile loans	RCFDK203	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK204	0	M.1.f.4.c.
5. Loans to foreign governments and official institutions	RCFDK212	0	M.1.f.5.
6. Other loans	RCFDK267	0	M.1.f.6.
7. Loans secured by real estate in foreign offices	RCFNK289	0	M.1.f.7.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.
a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.a.
1. Three months or less	RCONA564	1,364,593	M.2.a.1.
2. Over three months through 12 months	RCONA565	2,167,652	M.2.a.2.
3. Over one year through three years	RCONA566	2,915,059	M.2.a.3.
4. Over three years through five years	RCONA567	3,179,807	M.2.a.4.
5. Over five years through 15 years	RCONA568	5,293,048	M.2.a.5.
6. Over 15 years	RCONA569	2,051,513	M.2.a.6.
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCFDA570	53,320,733	M.2.b.1.
2. Over three months through 12 months	RCFDA571	4,022,103	M.2.b.2.
3. Over one year through three years	RCFDA572	3,633,158	M.2.b.3.
4. Over three years through five years	RCFDA573	394,130	M.2.b.4.
5. Over five years through 15 years	RCFDA574	655,939	M.2.b.5.
6. Over 15 years	RCFDA575	121,009	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	17,247,814	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A	RCFD2746	719,797	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	8,435,098	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, item 1, column A, or Schedule RC-C, Part I, items 1.a.(1) through 1.e.(2), column A, as appropriate)	RCFDB837	797,436	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A	RCFDC391	0	M.6.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
24

Memoranda

Dollar amounts in thousands			
7. Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):			M.7.
a. Outstanding balance	RCFDC779	101,583	M.7.a.
b. Amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	70,333	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:			M.8.
a. Total amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	528,354	M.9.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
25

Schedule RC-C Part I - Loans and Leases

Memoranda

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):					M.10.
a. Loans secured by real estate	RCFDF608	0			M.10.a.
1. Construction, land development, and other land loans			RCONF578	0	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF579	0	M.10.a.2.
3. Secured by 1-4 family residential properties:					M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF580	0	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.10.a.3.b.
1. Secured by first liens			RCONF581	0	M.10.a.3.b.1.
2. Secured by junior liens			RCONF582	0	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF583	0	M.10.a.4.
5. Secured by nonfarm nonresidential properties			RCONF584	0	M.10.a.5.
b. Commercial and industrial loans	RCFDF585	60,570	RCONF585	60,570	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.10.c.
1. Credit cards	RCFDF586	0	RCONF586	0	M.10.c.1.
2. Other revolving credit plans	RCFDF587	0	RCONF587	0	M.10.c.2.
3. Automobile loans	RCFDK196	0	RCONK196	0	M.10.c.3.
4. Other consumer loans	RCFDK208	0	RCONK208	0	M.10.c.4.
d. Other loans	RCFDF589	0	RCONF589	0	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):					M.11.
a. Loans secured by real estate	RCFDF609	0			M.11.a.
1. Construction, and land development, and other land loans			RCONF590	0	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF591	0	M.11.a.2.
3. Secured by 1-4 family residential properties:					M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF592	0	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.11.a.3.b.
1. Secured by first liens			RCONF593	0	M.11.a.3.b.1.
2. Secured by junior liens			RCONF594	0	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF595	0	M.11.a.4.
5. Secured by nonfarm nonresidential properties			RCONF596	0	M.11.a.5.
b. Commercial and industrial loans	RCFDF597	60,570	RCONF597	60,570	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.11.c.
1. Credit cards	RCFDF598	0	RCONF598	0	M.11.c.1.
2. Other revolving credit plans	RCFDF599	0	RCONF599	0	M.11.c.2.
3. Automobile loans	RCFDK195	0	RCONK195	0	M.11.c.3.
4. Other consumer loans	RCFDK209	0	RCONK209	0	M.11.c.4.
d. Other loans	RCFDF601	0	RCONF601	0	M.11.d.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
26

Schedule RC-C Part I - Loans and Leases

Memoranda

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected		
12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:							M.12.
a. Loans secured by real estate	RCFDG091	0	RCFDG092	0	RCFDG093	0	M.12.a.
b. Commercial and industrial loans	RCFDG094	0	RCFDG095	0	RCFDG096	0	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCFDG097	0	RCFDG098	0	RCFDG099	0	M.12.c.
d. All other loans and all leases	RCFDG100	0	RCFDG101	0	RCFDG102	0	M.12.d.

Schedule RC-C Part I - Loans and Leases

Memoranda

Dollar amounts in thousands			
13. Construction, land development, and other land loans in domestic offices with interest reserves:			M.13.
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	0	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2))	RIADG377	0	M.13.b.
14. Pledged loans and leases	RCFDG378	17,879,536	M.14.
15. Reverse mortgages in domestic offices:			M.15.
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	0	M.15.a.1.
2. Proprietary reverse mortgages	RCONJ467	0	M.15.a.2.
b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:			M.15.b.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	0	M.15.b.1.
2. Proprietary reverse mortgages	RCONJ469	0	M.15.b.2.
c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	0	M.15.c.1.
2. Proprietary reverse mortgages	RCONJ471	0	M.15.c.2.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands			
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less	RCON6999	No	1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B	RCON5562	NR	2.a.
b. "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B	RCON5563	NR	2.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
27

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B:					3.
a. With original amounts of $100,000 or less	RCON5564	16	RCON5565	739	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	66	RCON5567	5,934	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	276	RCON5569	88,238	3.c.
4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.
a. With original amounts of $100,000 or less	RCON5570	3076	RCON5571	123,038	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	650	RCON5573	79,942	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	628	RCON5575	184,725	4.c.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands			
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less	RCON6860	No	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B	RCON5576	NR	6.a.
b. "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B	RCON5577	NR	6.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding		
7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.
a. With original amounts of $100,000 or less	RCON5578	0	RCON5579	0	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	0	RCON5581	0	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	0	RCON5583	0	7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.
a. With original amounts of $100,000 or less	RCON5584	4	RCON5585	80	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	0	RCON5587	0	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	2	RCON5589	800	8.c.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
28

Schedule RC-D - Trading Assets and Liabilities

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. U.S. Treasury securities	RCFD3531	3,087,775	RCON3531	3,087,775	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	RCON3532	0	2.
3. Securities issued by states and political subdivisions in the U.S.	RCFD3533	559,256	RCON3533	559,256	3.
4. Mortgage-backed securities (MBS):					4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDG379	165,989	RCONG379	165,989	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS)	RCFDG380	0	RCONG380	0	4.b.
c. All other residential MBS	RCFDG381	114,074	RCONG381	114,074	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies	RCFDK197	0	RCONK197	0	4.d.
e. All other commercial MBS	RCFDK198	0	RCONK198	0	4.e.
5. Other debt securities:					5.
a. Structured financial products:					5.a.
1. Cash	RCFDG383	221,156	RCONG383	221,156	5.a.1.
2. Synthetic	RCFDG384	0	RCONG384	0	5.a.2.
3. Hybrid	RCFDG385	0	RCONG385	0	5.a.3.
b. All other debt securities	RCFDG386	6,988,075	RCONG386	6,988,075	5.b.
6. Loans:					6.
a. Loans secured by real estate	RCFDF610	0			6.a.
1. Construction, land development, and other land loans			RCONF604	0	6.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF605	0	6.a.2.
3. Secured by 1-4 family residential properties:					6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF606	0	6.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					6.a.3.b.
1. Secured by first liens			RCONF607	0	6a3b1.
2. Secured by junior liens			RCONF611	0	6a3b2.
4. Secured by multifamily (5 or more) residential properties			RCONF612	0	6.a.4.
5. Secured by nonfarm nonresidential properties			RCONF613	0	6.a.5.
b. Commercial and industrial loans	RCFDF614	90,011	RCONF614	90,011	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.c.
1. Credit cards	RCFDF615	0	RCONF615	0	6.c.1.
2. Other revolving credit plans	RCFDF616	0	RCONF616	0	6.c.2.
3. Automobile loans	RCFDK199	0	RCONK199	0	6.c.3.
4. Other consumer loans	RCFDK210	0	RCONK210	0	6.c.4.
d. Other loans	RCFDF618	0	RCONF618	0	6.d.
7. Not appliable					7.
8. Not applicable					8.
9. Other trading assets	RCFD3541	796,614	RCON3541	796,614	9.
10. Not applicable					10.
11. Derivatives with a positive fair value	RCFD3543	5,151,618	RCON3543	5,151,565	11.
12. Total trading assets (sum of items 1 through 11) (total of column A must equal Schedule RC, item 5)	RCFD3545	17,174,568	RCON3545	17,174,515	12.
13. Not available					13.
a. Liability for short positions	RCFD3546	399,066	RCON3546	399,066	13.a.
b. Other trading liabilities	RCFDF624	649,956	RCONF624	649,956	13.b.
14. Derivatives with a negative fair value	RCFD3547	6,408,934	RCON3547	6,408,934	14.
15. Total trading liabilities (sum of items 13.a through 14) (total of column A must equal Schedule RC, item 15)	RCFD3548	7,457,956	RCON3548	7,457,956	15.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
29

Memoranda

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices		
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):					M.1.
a. Loans secured by real estate	RCFDF790	0			M.1.a.
1. Construction, land development, and other land loans			RCONF625	0	M.1.a.1.
2. Secured by farmland (including farm residential and other improvements)			RCONF626	0	M.1.a.2.
3. Secured by 1-4 family residential properties:					M.1.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCONF627	0	M.1.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:					M.1.a.3.b.
1. Secured by first liens			RCONF628	0	M.1.a.3.b.1.
2. Secured by junior liens			RCONF629	0	M.1.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties			RCONF630	0	M.1.a.4.
5. Secured by nonfarm nonresidential properties			RCONF631	0	M.1.a.5.
b. Commercial and industrial loans	RCFDF632	89,838	RCONF632	89,838	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					M.1.c.
1. Credit cards	RCFDF633	0	RCONF633	0	M.1.c.1.
2. Other revolving credit plans	RCFDF634	0	RCONF634	0	M.1.c.2.
3. Automobile loans	RCFDK200	0	RCONK200	0	M.1.c.3.
4. Other consumer loans	RCFDK211	0	RCONK211	0	M.1.c.4.
d. Other loans	RCFDF636	0	RCONF636	0	M.1.d.
2. Loans measured at fair value that are past due 90 days or more:					M.2.
a. Fair value	RCFDF639	0	RCONF639	0	M.2.a.
b. Unpaid principal balance	RCFDF640	0	RCONF640	0	M.2.b.
3. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):					M.3.
a. Trust preferred securities issued by financial institutions	RCFDG299	105,179	RCONG299	105,179	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCFDG332	115,977	RCONG332	115,977	M.3.b.
c. Corporate and similar loans	RCFDG333	0	RCONG333	0	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG334	0	RCONG334	0	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG335	0	RCONG335	0	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCFDG651	0	RCONG651	0	M.3.f.
g. Other collateral or reference assets	RCFDG652	0	RCONG652	0	M.3.g.
4. Pledged trading assets:					M.4.
a. Pledged securities	RCFDG387	3,802,043	RCONG387	3,802,043	M.4.a.
b. Pledged loans	RCFDG388	0	RCONG388	0	M.4.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
30

Schedule RC-D - Trading Assets and Liabilities

Memoranda

Dollar amounts in thousands			
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCFDF643	0	M.5.a.
b. Home equity lines	RCFDF644	0	M.5.b.
c. Automobile loans	RCFDF645	0	M.5.c.
d. Other consumer loans	RCFDF646	88,686	M.5.d.
e. Commercial and industrial loans	RCFDF647	0	M.5.e.
f. Other	RCFDF648	0	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCFDF651	0	M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.
a. Readily determinable fair values	RCFDF652	16,520	M.7.a.
b. Other	RCFDF653	0	M.7.b.
8. Loans pending securitization	RCFDF654	0	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655	Precious Metals Inventory	M.9.a.1.
2. Amount of component	RCFDF655	780,094	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656		M.9.b.1.
2. Amount of component	RCFDF656	0	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657		M.9.c.1.
2. Amount of component	RCFDF657	0	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658	Precious Metals Payables	M.10.a.1.
2. Amount of component	RCFDF658	649,956	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659		M.10.b.1.
2. Amount of component	RCFDF659	0	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.
1. Describe component	TEXTF660		M.10.c.1.
2. Amount of component	RCFDF660	0	M.10.c.2.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
31

Schedule RC-E Part I - Deposits in Domestic Offices

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)		(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)		(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)		
Deposits of:							
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549	19,921,470			RCONB550	96,526,078	1.
2. U.S. Government	RCON2202	249			RCON2520	26,118	2.
3. States and political subdivisions in the U.S.	RCON2203	1,044			RCON2530	696,054	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551	296,443			RCONB552	1,002,095	4.
5. Banks in foreign countries	RCON2213	3,688,154			RCON2236	874,939	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216	25,814			RCON2377	712,176	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	23,933,174	RCON2210	23,716,657	RCON2385	99,837,460	7.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
32

Schedule RC-E Part I - Deposits in Domestic Offices

Memoranda

Dollar amounts in thousands			
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	18,080	M.1.a.
b. Total brokered deposits	RCON2365	15,951,524	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Brokered deposits of less than $100,000	RCON2343	7,154,183	M.1.c.1.
2. Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	RCONJ472	343,050	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	1,348,648	M.1.d.1.
2. Brokered deposits of $100,000 through $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(2) above)	RCONK219	343,050	M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	8,010,660	M.1.d.3.
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	RCON5590	562,348	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	20,604,714	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	43,608,669	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	7,233,886	M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	200,280	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	28,189,911	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	0	M.2.e.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	245,612	M.3.a.1.
2. Over three months through 12 months	RCONA580	1,146,871	M.3.a.2.
3. Over one year through three years	RCONA581	1,825,250	M.3.a.3.
4. Over three years	RCONA582	4,016,153	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	1,392,483	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	13,704,626	M.4.a.1.
2. Over three months through 12 months	RCONA585	3,289,550	M.4.a.2.
3. Over one year through three years	RCONA586	4,609,691	M.4.a.3.
4. Over three years	RCONA587	6,786,324	M.4.a.4.
b. Time deposits of $100,000 through $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONK221	157,098	M.4.b.
c. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONK222	15,337,078	M.4.c.
5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?	RCONP752	Yes	M.5.
6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a, 6.b, and 6.c must equal item 1, column A, above):			M.6.
a. Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP753	109,959	M.6.a.
b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP754	443,824	M.6.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
33

Memoranda

Dollar amounts in thousands			
c. Total deposits in all other transaction accounts of individuals, partnerships, and corporations	RCONP755	19,367,687	M.6.c.
7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):			M.7.
a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):			M.7.a.
1. Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	RCONP756	3,900,460	M.7.a.1.
2. Deposits in all other MMDAs of individuals, partnerships, and corporations	RCONP757	16,376,999	M.7.a.2.
b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):			M.7.b.
1. Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	RCONP758	29,794,245	M.7.b.1.
2. Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	RCONP759	13,403,255	M.7.b.2.

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs

Dollar amounts in thousands			
Deposits of:			
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	3,223,542	1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	0	2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	8,304,941	3.
4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	99,184	4.
5. U.S. Government and states and political subdivisions in the U.S.	RCFNB555	1	5.
6. Total	RCFN2200	11,627,668	6.

Memoranda

1. Time deposits with a remaining maturity of one year or less (included in Part II, item 6 above)	RCFNA245	1,534,266	M.1.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 34 Schedule RC-F - Other Assets Dollar amounts in thousands 387,326 1. RCFDB556 1. Accrued interest receivable......................................................................................................................................... 2. Net deferred tax assets................................................................................................................................................ 3. Interest-only strips receivable (not in the form of a security) on: a. Mortgage loans.................................................................................................................................................... b. Other financial assets........................................................................................................................................... 4. Equity securities that DO NOT have readily determinable fair values......................................................................... 5. Life insurance assets: a. General account life insurance assets.................................................................................................................. b. Separate account life insurance assets................................................................................................................ c. Hybrid account life insurance assets.................................................................................................................... 6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)........................ a. Prepaid expenses................................................................................................................................................. b. Repossessed personal property (including vehicles)........................................................................................... c. Derivatives with a positive fair value held for purposes other than trading........................................................... d. Retained interests in accrued interest receivable related to securitized credit cards .......................................... e. FDIC loss-sharing indemnification assets............................................................................................................ f. Not applicable g. Disclose component and the dollar amount of that component: RCFD2148 1,510,779 2. 3. RCFDA519 0 3.a. RCFDA520 0 3.b. RCFD1752 953,676 4. 5. RCFDK201 8,841 5.a. RCFDK202 220,202 5.b. RCFDK270 0 5.c. RCFD2168 3,622,941 6. RCFD2166 0 6.a. RCFD1578 0 6.b. RCFDC010 0 6.c. RCFDC436 0 6.d. RCFDJ448 0 6.e. 6.f. 6.g. Accounts Receivable TEXT3549 6.g.1. 1. Describe component..................................................................................................................................... 2. Amount of component................................................................................................................................... h. Disclose component and the dollar amount of that component: 1. Describe component..................................................................................................................................... 2. Amount of component................................................................................................................................... i. Disclose component and the dollar amount of that component: 1. Describe component..................................................................................................................................... 2. Amount of component................................................................................................................................... 7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)......................................................................... 889,901 6.g.2. RCFD3549 6.h. TEXT3550 6.h.1. 0 6.h.2. RCFD3550 6.i. TEXT3551 6.i.1. 0 6.i.2. RCFD3551 6,703,765 7. RCFD2160

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
35

Schedule RC-G - Other Liabilities

Dollar amounts in thousands			
1. Not available			1.
a. Interest accrued and unpaid on deposits in domestic offices	RCON3645	59,022	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	990,857	1.b.
2. Net deferred tax liabilities	RCFD3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCFDB557	100,759	3.
4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25 percent of this item)	RCFD2938	2,018,447	4.
a. Accounts payable	RCFD3066	0	4.a.
b. Deferred compensation liabilities	RCFDC011	0	4.b.
c. Dividends declared but not yet payable	RCFD2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	572,586	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552		4.e.1.
2. Amount of component	RCFD3552	0	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553		4.f.1.
2. Amount of component	RCFD3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554		4.g.1.
2. Amount of component	RCFD3554	0	4.g.2.
5. Total	RCFD2930	3,169,085	5.

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

Dollar amounts in thousands			
1. Not applicable			1.
2. Not applicable			2.
3. Securities purchased under agreements to resell	RCONB989	19,846,612	3.
4. Securities sold under agreements to repurchase	RCONB995	2,986,259	4.
5. Other borrowed money	RCON3190	5,802,427	5.
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2163	0	6.
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs	RCON2941	7,973,554	7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	179,483,828	8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	147,735,237	9.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
36

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

Dollar amounts in thousands	(Column A) Amortized Cost of Held-to-Maturity Securities		(Column B) Fair Value of Available-for-Sale Securities		
10. U.S. Treasury securities	RCON0211	0	RCON1287	16,896,491	10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON8492	0	RCON8495	4,243,535	11.
12. Securities issued by states and political subdivisions in the U.S.	RCON8496	15,994	RCON8499	96,002	12.
13. Mortgage-backed securities (MBS):					13.
a. Mortgage pass-through securities:					13.a.
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG389	6,207,928	RCONG390	11,949,420	13.a.1.
2. Other mortgage pass-through securities	RCON1709	0	RCON1713	298	13.a.2.
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					13.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies	RCONG393	6,199,419	RCONG394	1,448,798	13.b.1.
2. All other mortgage-backed securities	RCON1733	6,951	RCON1736	8,723	13.b.2.
14. Other domestic debt securities (include domestic structured financial products and domestic asset-backed securities)	RCONG397	0	RCONG398	164,276	14.
15. Other foreign debt securities (include foreign structured financial products and foreign asset-backed securities)	RCONG399	0	RCONG400	546,676	15.
16. Investments in mutual funds and other equity securities with readily determinable fair values			RCONA511	161,420	16.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16)	RCON1754	12,430,292	RCON1773	35,515,639	17.

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

Dollar amounts in thousands			
18. Equity securities that do not have readily determinable fair values	RCON1752	953,676	18.

Schedule RC-I - Assets and Liabilities of IBFs

Dollar amounts in thousands			
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	665,439	1.
2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	9,354,086	2.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
37

Schedule RC-K - Quarterly Averages

Dollar amounts in thousands			
1. Interest-bearing balances due from depository institutions	RCFD3381	27,677,289	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCFDB558	18,340,745	2.
3. Mortgage-backed securities	RCFDB559	28,181,750	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCFDB560	3,133,194	4.
5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	9,383,792	5.
6. Loans:			6.
a. Loans in domestic offices:			6.a.
1. Total loans	RCON3360	79,394,347	6.a.1.
2. Loans secured by real estate:			6.a.2.
a. Loans secured by 1-4 family residential properties	RCON3465	19,341,170	6.a.2.a.
b. All other loans secured by real estate	RCON3466	11,905,288	6.a.2.b.
3. Loans to finance agricultural production and other loans to farmers	RCON3386	216,238	6.a.3.
4. Commercial and industrial loans	RCON3387	35,247,257	6.a.4.
5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.
a. Credit cards	RCONB561	678,512	6.a.5.a.
b. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RCONB562	337,664	6.a.5.b.
b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	1,042,962	6.b.
7. Trading assets	RCFD3401	16,090,238	7.
8. Lease financing receivables (net of unearned income)	RCFD3484	628	8.
9. Total assets	RCFD3368	192,712,206	9.
10. Interest-bearing transaction accounts in domestic offices (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	7,736,096	10.
11. Nontransaction accounts in domestic offices:			11.
a. Savings deposits (includes MMDAs)	RCONB563	65,036,650	11.a.
b. Time deposits of $100,000 or more	RCONA514	28,134,274	11.b.
c. Time deposits of less than $100,000	RCONA529	9,678,065	11.c.
12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	12,331,901	12.
13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	7,512,855	13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	5,828,873	14.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
38

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands			
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCFD3814	1,100,929	1.a.
1. Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment in domestic offices (included in item 1.a above)	RCONJ477	0	1.a.1.
2. Unused commitments for proprietary reverse mortgages outstanding that are held for investment in domestic offices (included in item 1.a above)	RCONJ478	0	1.a.2.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCFD3815	5,954,600	1.b.
1. Unused consumer credit card lines	RCFDJ455	5,274,856	1.b.1.
2. Other unused credit card lines	RCFDJ456	679,744	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCFDF164	98	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	1,863,782	1.c.1.b.
2. Not secured by real estate	RCFD6550	774,002	1.c.2.
d. Securities underwriting	RCFD3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCFDJ457	54,117,105	1.e.1.
2. Loans to financial institutions	RCFDJ458	5,178,887	1.e.2.
3. All other unused commitments	RCFDJ459	23,187,254	1.e.3.
2. Financial standby letters of credit and foreign office guarantees	RCFD3819	6,341,730	2.
a. Amount of financial standby letters of credit conveyed to others	RCFD3820	499,765	2.a.
3. Performance standby letters of credit and foreign office guarantees	RCFD3821	3,095,542	3.
a. Amount of performance standby letters of credit conveyed to others	RCFD3822	88,021	3.a.
4. Commercial and similar letters of credit	RCFD3411	413,277	4.
5. Not applicable			5.
6. Securities lent and borrowed:			6.
a. Securities lent (including customers' securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	0	6.a.
b. Securities borrowed	RCFD3432	0	6.b.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Sold Protection		(Column B) Purchased Protection		
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCFDC968	89,459,484	RCFDC969	91,061,784	7.a.1.
2. Total return swaps	RCFDC970	3,449,449	RCFDC971	6,699,250	7.a.2.
3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.
4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCFDC219	551,697	RCFDC221	3,440,949	7.b.1.
2. Gross negative fair value	RCFDC220	3,285,837	RCFDC222	577,056	7.b.2.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
39

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands			
c. Notional amounts by regulatory capital treatment:			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCFDG401	90,001,465	7.c.1.a.
b. Purchased protection	RCFDG402	90,079,465	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCFDG403	2,907,468	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCFDG404	603,000	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCFDG405	7,078,569	7.c.2.c.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less		(Column B) Remaining Maturity of Over One Year Through Five Years		(Column C) Remaining Maturity of Over Five Years		
d. Notional amounts by remaining maturity:							7.d.
1. Sold credit protection:							7.d.1.
a. Investment grade	RCFDG406	9,267,998	RCFDG407	27,777,017	RCFDG408	998,972	7d1a
b. Subinvestment grade	RCFDG409	15,473,772	RCFDG410	37,477,716	RCFDG411	1,913,458	7d1b
2. Purchased credit protection:							7.d.2.
a. Investment grade	RCFDG412	10,228,731	RCFDG413	29,471,289	RCFDG414	1,785,831	7d2a
b. Subinvestment grade	RCFDG415	14,039,324	RCFDG416	34,604,237	RCFDG417	7,631,622	7d2b

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
40

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands			
8. Spot foreign exchange contracts	RCFD8765	42,724,107	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD3430	0	9.
a. Not applicable			9.a.
b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank's behalf	RCFDC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555		9.d.1.
2. Amount of component	RCFD3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556		9.e.1.
2. Amount of component	RCFD3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557		9.f.1.
2. Amount of component	RCFD3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, "Total bank equity capital")	RCFD5591	0	10.
a. Commitments to sell when-issued securities	RCFD3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592		10.b.1.
2. Amount of component	RCFD5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593		10.c.1.
2. Amount of component	RCFD5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594		10.d.1.
2. Amount of component	RCFD5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595		10.e.1.
2. Amount of component	RCFD5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCFDC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	0	11.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
41

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Interest Rate Contracts		(Column B) Foreign Exchange Contracts		(Column C) Equity Derivative Contracts		(Column D) Commodity and Other Contracts		
12. Gross amounts (e.g., notional amounts):									12.
a. Futures contracts	RCFD8693	58,754,776	RCFD8694	343,000	RCFD8695	0	RCFD8696	1,994,796	12.a.
b. Forward contracts	RCFD8697	90,658,594	RCFD8698	793,499,020	RCFD8699	0	RCFD8700	20,245,139	12.b.
c. Exchange-traded option contracts:									12.c.
1. Written options	RCFD8701	12,180,000	RCFD8702	0	RCFD8703	0	RCFD8704	0	12.c.1.
2. Purchased options	RCFD8705	14,100,000	RCFD8706	0	RCFD8707	0	RCFD8708	0	12.c.2.
d. Over-the-counter option contracts:									12.d.
1. Written options	RCFD8709	53,566,852	RCFD8710	81,097,364	RCFD8711	19,192,284	RCFD8712	399,815	12.d.1.
2. Purchased options	RCFD8713	65,996,377	RCFD8714	81,951,434	RCFD8715	26,660,769	RCFD8716	537,758	12.d.2.
e. Swaps	RCFD3450	2,452,871,820	RCFD3826	186,994,560	RCFD8719	13,272,158	RCFD8720	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCFDA126	2,722,258,569	RCFDA127	1,143,691,049	RCFD8723	54,148,715	RCFD8724	23,142,060	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCFD8725	25,869,850	RCFD8726	194,329	RCFD8727	4,976,496	RCFD8728	35,448	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCFDA589	6,757,411							14.a.
15. Gross fair values of derivative contracts:									15.
a. Contracts held for trading:									15.a.
1. Gross positive fair value	RCFD8733	34,923,837	RCFD8734	23,705,964	RCFD8735	1,210,427	RCFD8736	930,325	15.a.1.
2. Gross negative fair value	RCFD8737	35,126,589	RCFD8738	22,205,068	RCFD8739	1,210,371	RCFD8740	592,223	15.a.2.
b. Contracts held for purposes other than trading:									15.b.
1. Gross positive fair value	RCFD8741	832,828	RCFD8742	0	RCFD8743	144,386	RCFD8744	52	15.b.1.
2. Gross negative fair value	RCFD8745	1,129,856	RCFD8746	95,367	RCFD8747	96,585	RCFD8748	1,025	15.b.2.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
42

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Banks and Securities Firms	(Column B) Monoline Financial Guarantors	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties	
16. Over-the counter derivatives:						16.
	RCFDG418	RCFDG419	RCFDG420	RCFDG421	RCFDG422	
a. Net current credit exposure	4,616,534	204,462	118,559	314,479	5,099,846	16.a.
b. Fair value of collateral:						16.b.
	RCFDG423	RCFDG424	RCFDG425	RCFDG426	RCFDG427	
1. Cash - U.S. dollar	2,646,967	0	61,292	0	2,407,667	16.b.1.
	RCFDG428	RCFDG429	RCFDG430	RCFDG431	RCFDG432	
2. Cash - Other currencies	121,148	0	2,796	0	328,921	16.b.2.
	RCFDG433	RCFDG434	RCFDG435	RCFDG436	RCFDG437	
3. U.S. Treasury securities	249,204	0	130,765	0	277,554	16.b.3.
	RCFDG438	RCFDG439	RCFDG440	RCFDG441	RCFDG442	
4. U.S. Government agency and U.S. Government-sponsored agency debt securities	138,816	0	0	0	161,067	16.b.4.
	RCFDG443	RCFDG444	RCFDG445	RCFDG446	RCFDG447	
5. Corporate bonds	0	0	0	0	105,317	16.b.5.
	RCFDG448	RCFDG449	RCFDG450	RCFDG451	RCFDG452	
6. Equity securities	0	0	0	0	0	16.b.6.
	RCFDG453	RCFDG454	RCFDG455	RCFDG456	RCFDG457	
7. All other collateral	0	0	19,976	0	496,439	16.b.7.
	RCFDG458	RCFDG459	RCFDG460	RCFDG461	RCFDG462	
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	3,156,135	0	214,829	0	3,776,965	16.b.8.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
43

Schedule RC-M - Memoranda

Dollar amounts in thousands			
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	5,262	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	2	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCFD3164	139,890	2.a.
1. Estimated fair value of mortgage servicing assets	RCFDA590	139,890	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCFDB026	40,615	2.b.
c. All other identifiable intangible assets	RCFD5507	0	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)	RCFD0426	180,505	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land in domestic offices	RCON5508	0	3.a.
b. Farmland in domestic offices	RCON5509	0	3.b.
c. 1-4 family residential properties in domestic offices	RCON5510	29,396	3.c.
d. Multifamily (5 or more) residential properties in domestic offices	RCON5511	10	3.d.
e. Nonfarm nonresidential properties in domestic offices	RCON5512	0	3.e.
f. Foreclosed properties from "GNMA loans"	RCONC979	0	3.f.
g. In foreign offices	RCFN5513	0	3.g.
h. Total (sum of items 3.a through 3.g) (must equal Schedule RC, item 7)	RCFD2150	29,406	3.h.
4. Not applicable			4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCFDF055	5,600,000	5.a.1.a.
b. Over one year through three years	RCFDF056	0	5.a.1.b.
c. Over three years through five years	RCFDF057	0	5.a.1.c.
d. Over five years	RCFDF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCFD2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCFDF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCFDF060	202,427	5.b.1.a.
b. Over one year through three years	RCFDF061	0	5.b.1.b.
c. Over three years through five years	RCFDF062	0	5.b.1.c.
d. Over five years	RCFDF063	0	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCFDB571	34,838	5.b.2.
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCFD3190	5,802,427	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	Yes	6.
7. Assets under the reporting bank's management in proprietary mutual funds and annuities	RCFDB570	15,878,824	7.
8. Internet Web site addresses and physical office trade names:			8.
a. Uniform Resource Locator (URL) of the reporting institution's primary Internet Web site (home page), if any (Example: www.examplebank.com):	TEXT4087	Click here for value	8.a.
b. URLs of all other public-facing Internet Web sites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz):			8.b.
1. URL 1	TE01N528		8.b.1.
2. URL 2	TE02N528		8.b.2.
3. URL 3	TE03N528		8.b.3.
4. URL 4	TE04N528		8.b.4.
5. URL 5	TE05N528		8.b.5.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
44

Dollar amounts in thousands			
6. URL 6	TE06N528		8.b.6.
7. URL 7	TE07N528		8.b.7.
8. URL 8	TE08N528		8.b.8.
9. URL 9	TE09N528		8.b.9.
10. URL 10	TE10N528		8.b.10.
c. Trade names other than the reporting institution's legal title used to identify one or more of the institution's physical offices at which deposits are accepted or solicited from the public, if any:			8.c.
1. Trade name 1	TE01N529		8.c.1.
2. Trade name 2	TE02N529		8.c.2.
3. Trade name 3	TE03N529		8.c.3.
4. Trade name 4	TE04N529		8.c.4.
5. Trade name 5	TE05N529		8.c.5.
6. Trade name 6	TE06N529		8.c.6.
9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow the bank's customers to execute transactions on their accounts through the Web site?	RCFD4088	Yes	9.
10. Secured liabilities:			10.
a. Amount of "Federal funds purchased in domestic offices" that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of "Other borrowings" that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	Yes	12.
13. Assets covered by loss-sharing agreements with the FDIC:			13.
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			13.a.
1. Loans secured by real estate in domestic offices:			13.a.1.
a. Construction, land development, and other land loans:			13.a.1.a.
1. 1-4 family residential construction loans	RCONK169	0	13.a.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK170	0	13.a.1.a.2.
b. Secured by farmland	RCONK171	0	13.a.1.b.
c. Secured by 1-4 family residential properties:			13.a.1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	0	13.a.1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:			13.a.1.c.2.
a. Secured by first liens	RCONK173	0	13a1c2a
b. Secured by junior liens	RCONK174	0	13a1c2b
d. Secured by multifamily (5 or more) residential properties	RCONK175	0	13.a.1.d.
e. Secured by nonfarm nonresidential properties:			13.a.1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	0	13.a.1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK177	0	13.a.1.e.2.
2. Loans to finance agricultural production and other loans to farmers	RCFDK178	0	13.a.2.
3. Commercial and industrial loans	RCFDK179	0	13.a.3.
4. Loans to individuals for household, family, and other personal expenditures:			13.a.4.
a. Credit cards	RCFDK180	0	13.a.4.a.
b. Automobile loans	RCFDK181	0	13.a.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK182	0	13.a.4.c.
5. All other loans and all leases	RCFDK183	0	13.a.5.
a. Loans to depository institutions and acceptances of other banks	RCFDK184	0	13.a.5.a.
b. Loans to foreign governments and official institutions	RCFDK185	0	13.a.5.b.
c. Other loans	RCFDK186	0	13.a.5.c.
d. Lease financing receivables	RCFDK273	0	13.a.5.d.
e. Loans secured by real estate in foreign offices	RCFNK290	0	13.a.5.e.
b. Other real estate owned (included in Schedule RC, item 7):			13.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
45

Dollar amounts in thousands			
1. Construction, land development, and other land in domestic offices	RCONK187	0	13.b.1.
2. Farmland in domestic offices	RCONK188	0	13.b.2.
3. 1-4 family residential properties in domestic offices	RCONK189	0	13.b.3.
4. Multifamily (5 or more) residential properties in domestic offices	RCONK190	0	13.b.4.
5. Nonfarm nonresidential properties in domestic offices	RCONK191	0	13.b.5.
6. In foreign offices	RCFNK260	0	13.b.6.
7. Portion of covered other real estate owned included in items 13.b.(1) through (6) above that is protected by FDIC loss-sharing agreements	RCFDK192	0	13.b.7.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCFDJ461	0	13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCFDJ462	0	13.d.
14. Captive insurance and reinsurance subsidiaries:			14.
a. Total assets of captive insurance subsidiaries	RCFDK193	0	14.a.
b. Total assets of captive reinsurance subsidiaries	RCFDK194	0	14.b.
15. Qualified Thrift Lender (QTL) test:			15.
a. Does the institution use the Home Owners' Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)	RCONL133	NR	15.a.
b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	RCONL135	NR	15.b.
16. International remittance transfers offered to consumers:			16.
a. As of the report date, did your institution offer to consumers in any state any of the following mechanisms for sending international remittance transfers?			16.a.
1. International wire transfers	RCONN517	Yes	16.a.1.
2. International ACH transactions	RCONN518	No	16.a.2.
3. Other proprietary services operated by your institution	RCONN519	No	16.a.3.
4. Other proprietary services operated by another party	RCONN520	No	16.a.4.
b. Did your institution provide more than 100 international remittance transfers in the previous calendar year or does your institution estimate that it will provide more than 100 international remittance transfers in the current calendar year?	RCONN521	NR	16.b.
c. Indicate which of the mechanisms described in items 16.a.(1), (2), and (3) above is the mechanism that your institution estimates accounted for the largest number of international remittance transfers your institution provided during the two calendar quarters ending on the report date. (For international wire transfers, enter 1; for international ACH transactions, enter 2; for other proprietary services operated by your institution, enter 3. If your institution did not provide any international remittance transfers using the mechanisms described in items 16.a.(1), (2), and (3) above during the two calendar quarters ending on the report date, enter 0.)	RCONN522	1	16.c.
d. Estimated number and dollar value of international remittance transfers provided by your institution during the two calendar quarters ending on the report date:			16.d.
1. Estimated number of international remittance transfers	RCONN523	88422	16.d.1.
2. Estimated dollar value of international remittance transfers	RCONN524	1,188,034	16.d.2.
3. Estimated number of international remittance transfers for which your institution applied the temporary exception	RCONN527	6213	16.d.3.

(TEXT4087) www.banking.us.hsbc.com

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
46

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
1. Loans secured by real estate:							1.
a. Construction, land development, and other land loans in domestic offices:							1.a.
1. 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173	0	RCONF175	0	RCONF177	0	1.a.2.
b. Secured by farmland in domestic offices	RCON3493	0	RCON3494	0	RCON3495	0	1.b.
c. Secured by 1-4 family residential properties in domestic offices:							1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	9,657	RCON5399	0	RCON5400	56,056	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:							1.c.2.
a. Secured by first liens	RCONC236	322,521	RCONC237	0	RCONC229	825,003	1c2a
b. Secured by junior liens	RCONC238	2,455	RCONC239	0	RCONC230	14,900	1c2b
d. Secured by multifamily (5 or more) residential properties in domestic offices	RCON3499	0	RCON3500	0	RCON3501	210	1.d.
e. Secured by nonfarm nonresidential properties in domestic offices:							1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	39,588	RCONF180	0	RCONF182	9,077	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONF179	3,131	RCONF181	0	RCONF183	35,486	1.e.2.
f. In foreign offices	RCFNB572	0	RCFNB573	0	RCFNB574	0	1.f.
2. Loans to depository institutions and acceptances of other banks:							2.
a. To U.S. banks and other U.S. depository institutions	RCFD5377	0	RCFD5378	0	RCFD5379	0	2.a.
b. To foreign banks	RCFD5380	0	RCFD5381	0	RCFD5382	0	2.b.
3. Loans to finance agricultural production and other loans to farmers	RCFD1594	0	RCFD1597	0	RCFD1583	0	3.
4. Commercial and industrial loans:							4.
a. To U.S. addressees (domicile)	RCFD1251	16,044	RCFD1252	1,037	RCFD1253	197,755	4.a.
b. To non-U.S. addressees (domicile)	RCFD1254	0	RCFD1255	0	RCFD1256	37,844	4.b.
5. Loans to individuals for household, family, and other personal expenditures:							5.
a. Credit cards	RCFDB575	10,274	RCFDB576	9,443	RCFDB577	0	5.a.
b. Automobile loans	RCFDK213	15	RCFDK214	12	RCFDK215	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK216	9,223	RCFDK217	7,706	RCFDK218	0	5.c.
6. Loans to foreign governments and official institutions	RCFD5389	0	RCFD5390	0	RCFD5391	0	6.
7. All other loans	RCFD5459	8,293	RCFD5460	3,269	RCFD5461	2,328	7.
8. Lease financing receivables:							8.
a. Leases to individuals for household, family, and other personal expenditures	RCFDF166	0	RCFDF167	0	RCFDF168	0	8.a.
b. All other leases	RCFDF169	0	RCFDF170	0	RCFDF171	0	8.b.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCFD3505	0	RCFD3506	0	RCFD3507	0	9.
10. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCFDK036	84,677	RCFDK037	6,762	RCFDK038	2,379	10.
a. Guaranteed portion of loans and leases included in item 10 above, excluding rebooked "GNMA loans"	RCFDK039	4,822	RCFDK040	6,559	RCFDK041	1,977	10.a.
b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above	RCFDK042	79,669	RCFDK043	0	RCFDK044	0	10.b.
11. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:							11.
a. Loans secured by real estate in domestic offices:							11.a.
1. Construction, land development, and other land loans:							11a1.
a. 1-4 family residential construction loans	RCONK045	0	RCONK046	0	RCONK047	0	11a1a

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
47

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
b. Other construction loans and all land development and other land loans	RCONK048	0	RCONK049	0	RCONK050	0	11a1b
2. Secured by farmland	RCONK051	0	RCONK052	0	RCONK053	0	11a2
3. Secured by 1-4 family residential properties:							11a3
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	0	RCONK055	0	RCONK056	0	11a3a
b. Closed-end loans secured by 1-4 family residential properties:							11a3b
1. Secured by first liens	RCONK057	0	RCONK058	0	RCONK059	0	11a3b1
2. Secured by junior liens	RCONK060	0	RCONK061	0	RCONK062	0	11a3b2
4. Secured by multifamily (5 or more) residential properties	RCONK063	0	RCONK064	0	RCONK065	0	11a4
5. Secured by nonfarm nonresidential properties:							11a5
a. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066	0	RCONK067	0	RCONK068	0	11a5a
b. Loans secured by other nonfarm nonresidential properties	RCONK069	0	RCONK070	0	RCONK071	0	11a5b
b. Loans to finance agricultural production and other loans to farmers	RCFDK072	0	RCFDK073	0	RCFDK074	0	11.b.
c. Commercial and industrial loans	RCFDK075	0	RCFDK076	0	RCFDK077	0	11.c.
d. Loans to individuals for household, family, and other personal expenditures:							11.d.
1. Credit cards	RCFDK078	0	RCFDK079	0	RCFDK080	0	11.d.1.
2. Automobile loans	RCFDK081	0	RCFDK082	0	RCFDK083	0	11.d.2.
3. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK084	0	RCFDK085	0	RCFDK086	0	11.d.3.
e. All other loans and all leases	RCFDK087	0	RCFDK088	0	RCFDK089	0	11.e.
1. Loans to depository institutions and acceptances of other banks	RCFDK091	0	RCFDK092	0	RCFDK093	0	11.e.1.
2. Loans to foreign governments and official institutions	RCFDK095	0	RCFDK096	0	RCFDK097	0	11.e.2.
3. Other loans	RCFDK099	0	RCFDK100	0	RCFDK101	0	11.e.3.
4. Lease financing receivables	RCFDK269	0	RCFDK271	0	RCFDK272	0	11.e.4.
5. Loans secured by real estate in foreign offices	RCFNK291	0	RCFNK292	0	RCFNK293	0	11.e.5.
f. Portion of covered loans and leases included in items 11.a through 11.e above that is protected by FDIC loss-sharing agreements	RCFDK102	0	RCFDK103	0	RCFDK104	0	11.f.

Memoranda

1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):							M.1.
a. Construction, land development, and other land loans in domestic offices:							M.1.a.
1. 1-4 family residential construction loans	RCONK105	0	RCONK106	0	RCONK107	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK108	0	RCONK109	0	RCONK110	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties in domestic offices	RCONF661	115,514	RCONF662	0	RCONF663	312,789	M.1.b.
c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK111	0	RCONK112	0	RCONK113	0	M.1.c.
d. Secured by nonfarm nonresidential properties in domestic offices:							M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	0	RCONK115	0	RCONK116	338	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK117	0	RCONK118	0	RCONK119	30,509	M.1.d.2.
e. Commercial and industrial loans:							M.1.e.
1. To U.S. addressees (domicile)	RCFDK120	0	RCFDK121	0	RCFDK122	153,132	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCFDK123	0	RCFDK124	0	RCFDK125	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK126	256	RCFDK127	255	RCFDK128	0	M.1.f.
1. Loans secured by farmland in domestic offices	RCONK130	0	RCONK131	0	RCONK132	0	M.1.f.1.
2. Loans to depository institutions and acceptances of other banks	RCFDK134	0	RCFDK135	0	RCFDK136	0	M.1.f.2.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
48

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
3. Loans to finance agricultural production and other loans to farmers	RCFDK138	0	RCFDK139	0	RCFDK140	0	M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:							M.1.f.4.
a. Credit cards	RCFDK274	0	RCFDK275	255	RCFDK276	0	M.1.f.4.a.
b. Automobile loans	RCFDK277	0	RCFDK278	0	RCFDK279	0	M.1.f.4.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK280	0	RCFDK281	0	RCFDK282	0	M.1.f.4.c.
5. Loans to foreign governments and official institutions	RCFDK283	0	RCFDK284	0	RCFDK285	0	M.1.f.5.
6. Other loans	RCFDK286	0	RCFDK287	0	RCFDK288	0	M.1.f.6.
7. Loans secured by real estate in foreign offices	RCFNK294	0	RCFNK295	0	RCFNK296	0	M.1.f.7.
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCFD6558	0	RCFD6559	0	RCFD6560	96	M.2.
3. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCFD1248	0	RCFD1249	0	RCFD1250	0	M.3.
4. Not applicable							M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):							M.5.
a. Loans and leases held for sale	RCFDC240	730	RCFDC241	0	RCFDC226	28,647	M.5.a.
b. Loans measured at fair value:							M.5.b.
1. Fair value	RCFDF664	0	RCFDF665	0	RCFDF666	0	M.5.b.1.
2. Unpaid principal balance	RCFDF667	0	RCFDF668	0	RCFDF669	0	M.5.b.2.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Memoranda

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more		
6. Derivative contracts: Fair value of amounts carried as assets	RCFD3529	0	RCFD3530	0	M.6.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Memoranda

Dollar amounts in thousands			
7. Additions to nonaccrual assets during the quarter	RCFDC410	73,000	M.7.
8. Nonaccrual assets sold during the quarter	RCFDC411	10,000	M.8.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Memoranda

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual		
9. Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Stament of Position 03-3):							M.9.
a. Outstanding balance	RCFDL183	16,557	RCFDL184	0	RCFDL185	2,462	M.9.a.
b. Amount included in Schedule RC-N, items 1 through 7, above	RCFDL186	11,327	RCFDL187	0	RCFDL188	1,658	M.9.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
49

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands			
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	147,655,469	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDF237	11,633,832	2.
3. Total foreign deposits, including interest accrued and unpaid thereon (included in item 2 above)	RCFNF234	11,633,832	3.
4. Average consolidated total assets for the calendar quarter	RCFDK652	192,712,206	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCFDK653	1	4.a.
5. Average tangible equity for the calendar quarter	RCFDK654	22,240,974	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCFDK655	0	6.
7. Unsecured "Other borrowings" with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCFDG465	34,838	7.a.
b. Over one year through three years	RCFDG466	44,567	7.b.
c. Over three years through five years	RCFDG467	59,647	7.c.
d. Over five years	RCFDG468	63,375	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCFDG469	0	8.a.
b. Over one year through three years	RCFDG470	499,420	8.b.
c. Over three years through five years	RCFDG471	1,249,688	8.c.
d. Over five years	RCFDG472	2,800,040	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, part I, Memorandum item 1.b)	RCONG803	0	9.
a. Fully consolidated reciprocal brokered deposits	RCONL190	NR	9.a.
10. Banker's bank certification: Does the reporting institution meet both the statutory definition of a banker's bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is "YES," complete items 10.a and 10.b.	RCFDK656	No	10.
a. Banker's bank deduction	RCFDK657	0	10.a.
b. Banker's bank deduction limit	RCFDK658	0	10.b.
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is "YES," complete items 11.a and 11.b.	RCFDK659	No	11.
a. Custodial bank deduction	RCFDK660	0	11.a.
b. Custodial bank deduction limit	RCFDK661	0	11.b.

Memoranda

1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	31,724,282	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	1470404	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	104,279,275	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	31511	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	17,797	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	4527	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	283	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	1	M.1.d.2.
2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid (see instructions)	RCON5597	95,553,200	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:			M.3.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
50

Dollar amounts in thousands			
a. Legal title	TEXTA545		M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Not applicable			M.4.
5. Not applicable			M.5.
6. Criticized and classified items:			M.6.
a. Special mention	RCFDK663	CONF	M.6.a.
b. Substandard	RCFDK664	CONF	M.6.b.
c. Doubtful	RCFDK665	CONF	M.6.c.
d. Loss	RCFDK666	CONF	M.6.d.
7. "Nontraditional 1-4 family residential mortgage loans" as defined for assessment purposes only in FDIC regulations:			M.7.
a. Nontraditional 1-4 family residential mortgage loans	RCFDN025	CONF	M.7.a.
b. Securitizations of nontraditional 1-4 family residential mortgage loans	RCFDN026	CONF	M.7.b.
8. "Higher-risk consumer loans" as defined for assessment purposes only in FDIC regulations:			M.8.
a. Higher-risk consumer loans	RCFDN027	CONF	M.8.a.
b. Securitizations of higher-risk consumer loans	RCFDN028	CONF	M.8.b.
9. "Higher-risk commercial and industrial loans and securities" as defined for assessment purposes only in FDIC regulations:			M.9.
a. Higher-risk commercial and industrial loans and securities	RCFDN029	CONF	M.9.a.
b. Securitizations of higher-risk commercial and industrial loans and securities	RCFDN030	CONF	M.9.b.
10. Commitments to fund construction, land development, and other land loans secured by real estate for the consolidated bank:			M.10.
a. Total unfunded commitments	RCFDK676	1,447,426	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCFDK677	0	M.10.b.
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCFDK669	0	M.11.
12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	19,735,620	M.12.
13. Portion of funded loans and securities in domestic and foreign offices guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):			M.13.
a. Construction, land development, and other land loans secured by real estate	RCFDN177	0	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCFDN178	0	M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDN179	487,947	M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN180	0	M.13.d.
e. Commercial and industrial loans	RCFDN181	0	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures	RCFDN182	0	M.13.f.
g. All other loans to individuals for household, family, and other personal expenditures	RCFDN183	138,815	M.13.g.
h. Non-agency residential mortgage-backed securities	RCFDM963	0	M.13.h.
14. Amount of the institution's largest counterparty exposure	RCFDK673	CONF	M.14.
15. Total amount of the institution's 20 largest counterparty exposures	RCFDK674	CONF	M.15.
16. Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, part I, Memorandum item 1)	RCFDL189	132,966	M.16.
17. Selected fully consolidated data for deposit insurance assessment purposes:			M.17.
a. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Fderal Deposit Insurance Act and FDIC regulations	RCFDL194	NR	M.17.a.
b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDL195	NR	M.17.b.
c. Unsecured "Other borrowings" with a remaining maturity of one year or less	RCFDL196	NR	M.17.c.
d. Estimated amount of uninsured deposits in domestic offices of the institution and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid	RCONL197	NR	M.17.d.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
51

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

Dollar amounts in thousands	(Column A) Two-Year Probability of Default (PD) <= 1%	(Column B) Two-Year Probability of Default (PD) 1.01–4%	(Column C) Two-Year Probability of Default (PD) 4.01–7%	(Column D) Two-Year Probability of Default (PD) 7.01–10%	(Column E) Two-Year Probability of Default (PD) 10.01–14%	(Column F) Two-Year Probability of Default (PD) 14.01–16%	(Column G) Two-Year Probability of Default (PD) 16.01–18%	(Column H) Two-Year Probability of Default (PD) 18.01–20%	(Column I) Two-Year Probability of Default (PD) 20.01–22%	(Column J) Two-Year Probability of Default (PD) 22.01–26%	(Column K) Two-Year Probability of Default (PD) 26.01–30%	(Column L) Two-Year Probability of Default (PD) > 30%	(Column M) Two-Year Probability of Default (PD) Unscorable	(Column N) Two-Year Probability of Default (PD) Total	(Column O) PDs Were Derived Using	
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:																M18
a. "Nontraditional 1-4 family residential mortgage loans" as defined for assessment purposes only in FDIC regulations	RCFDM964	RCFDM965	RCFDM966	RCFDM967	RCFDM968	RCFDM969	RCFDM970	RCFDM971	RCFDM972	RCFDM973	RCFDM974	RCFDM975	RCFDM976	RCFDM977	RCFDM978	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18a
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDM979	RCFDM980	RCFDM981	RCFDM982	RCFDM983	RCFDM984	RCFDM985	RCFDM986	RCFDM987	RCFDM988	RCFDM989	RCFDM990	RCFDM991	RCFDM992	RCFDM993	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18b
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCFDM994	RCFDM995	RCFDM996	RCFDM997	RCFDM998	RCFDM999	RCFDN001	RCFDN002	RCFDN003	RCFDN004	RCFDN005	RCFDN006	RCFDN007	RCFDN008	RCFDN009	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18c
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN010	RCFDN011	RCFDN012	RCFDN013	RCFDN014	RCFDN015	RCFDN016	RCFDN017	RCFDN018	RCFDN019	RCFDN020	RCFDN021	RCFDN022	RCFDN023	RCFDN024	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18d
e. Credit cards	RCFDN040	RCFDN041	RCFDN042	RCFDN043	RCFDN044	RCFDN045	RCFDN046	RCFDN047	RCFDN048	RCFDN049	RCFDN050	RCFDN051	RCFDN052	RCFDN053	RCFDN054	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18e
f. Automobile loans	RCFDN055	RCFDN056	RCFDN057	RCFDN058	RCFDN059	RCFDN060	RCFDN061	RCFDN062	RCFDN063	RCFDN064	RCFDN065	RCFDN066	RCFDN067	RCFDN068	RCFDN069	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18f
g. Student loans	RCFDN070	RCFDN071	RCFDN072	RCFDN073	RCFDN074	RCFDN075	RCFDN076	RCFDN077	RCFDN078	RCFDN079	RCFDN080	RCFDN081	RCFDN082	RCFDN083	RCFDN084	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18g
h. Other consumer loans and revolving credit plans other than credit cards	RCFDN085	RCFDN086	RCFDN087	RCFDN088	RCFDN089	RCFDN090	RCFDN091	RCFDN092	RCFDN093	RCFDN094	RCFDN095	RCFDN096	RCFDN097	RCFDN098	RCFDN099	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18h
i. Consumer leases	RCFDN100	RCFDN101	RCFDN102	RCFDN103	RCFDN104	RCFDN105	RCFDN106	RCFDN107	RCFDN108	RCFDN109	RCFDN110	RCFDN111	RCFDN112	RCFDN113	RCFDN114	
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	M18i
j. Total	RCFDN115	RCFDN116	RCFDN117	RCFDN118	RCFDN119	RCFDN120	RCFDN121	RCFDN122	RCFDN123	RCFDN124	RCFDN125	RCFDN126	RCFDN127	RCFDN128		
	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF		M18j

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
52

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices

Dollar amounts in thousands			
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	70,336	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	0	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	0	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	174,823	2.a.
b. Closed-end junior liens	RCONF069	0	2.b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	0	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	0	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	251,007	3.a.
b. Closed-end junior liens	RCONF071	0	3.b.
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	0	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	0	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	9,708	4.a.
b. Closed-end junior liens	RCONF073	838	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	0	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	0	4.c.2.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	22,015	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	13,303	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	0	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.
7. Representation and warranty reserves for 1-4 family residential mortgage loans sold:			7.
a. For representations and warranties made to U.S. government agencies and government-sponsored agencies	RCONL191	CONF	7.a.
b. For representations and warranties made to other parties	RCONL192	CONF	7.b.
c. Total representation and warranty reserves (sum of items 7.a and 7.b)	RCONM288	16,669	7.c.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFD1773	RCFDG474	RCFDG475	RCFDG476	RCFDG477	
1. Available-for-sale securities	35,521,945	0	21,924,399	13,597,546	0	1.
	RCFDG478	RCFDG479	RCFDG480	RCFDG481	RCFDG482	
2. Federal funds sold and securities purchased under agreements to resell	0	0	0	0	0	2.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
53

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG483	RCFDG484	RCFDG485	RCFDG486	RCFDG487	
3. Loans and leases held for sale	60,570	0	0	60,570	0	3.
	RCFDG488	RCFDG489	RCFDG490	RCFDG491	RCFDG492	
4. Loans and leases held for investment	0	0	0	0	0	4.
5. Trading assets:						5.
	RCFD3543	RCFDG493	RCFDG494	RCFDG495	RCFDG496	
a. Derivative assets	5,151,618	59,554,890	64,321	64,313,255	328,932	5.a.
	RCFDG497	RCFDG498	RCFDG499	RCFDG500	RCFDG501	
b. Other trading assets	12,022,950	0	3,087,774	5,844,002	3,091,174	5.b.
	RCFDF240	RCFDF684	RCFDF692	RCFDF241	RCFDF242	
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	0	0	0	0	0	5.b.1.
	RCFDG391	RCFDG392	RCFDG395	RCFDG396	RCFDG804	
6. All other assets	1,177,043	0	0	1,037,153	139,890	6.
	RCFDG502	RCFDG503	RCFDG504	RCFDG505	RCFDG506	
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	53,934,126	59,554,890	25,076,494	84,852,526	3,559,996	7.
	RCFDF252	RCFDF686	RCFDF694	RCFDF253	RCFDF254	
8. Deposits	6,918,607	0	0	5,051,807	1,866,800	8.
	RCFDG507	RCFDG508	RCFDG509	RCFDG510	RCFDG511	
9. Federal funds purchased and securities sold under agreements to repurchase	1,976,297	0	0	1,976,297	0	9.
10. Trading liabilities:						10.
	RCFD3547	RCFDG512	RCFDG513	RCFDG514	RCFDG515	
a. Derivative liabilities	6,408,934	56,297,114	80,366	62,452,657	173,025	10.a.
	RCFDG516	RCFDG517	RCFDG518	RCFDG519	RCFDG520	
b. Other trading liabilities	1,049,022	0	362,833	686,189	0	10.b.
	RCFDG521	RCFDG522	RCFDG523	RCFDG524	RCFDG525	
11. Other borrowed money	154,307	0	0	152,955	1,352	11.
	RCFDG526	RCFDG527	RCFDG528	RCFDG529	RCFDG530	
12. Subordinated notes and debentures	2,007,372	0	0	2,007,372	0	12.
	RCFDG805	RCFDG806	RCFDG807	RCFDG808	RCFDG809	
13. All other liabilities	572,586	418,492	612	990,466	0	13.
	RCFDG531	RCFDG532	RCFDG533	RCFDG534	RCFDG535	
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	19,087,125	56,715,606	443,811	73,317,743	2,041,177	14.
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):						M.1.
	RCFDG536	RCFDG537	RCFDG538	RCFDG539	RCFDG540	
a. Mortgage servicing assets	0	0	0	0	0	M.1.a.
	RCFDG541	RCFDG542	RCFDG543	RCFDG544	RCFDG545	
b. Nontrading derivative assets	1,037,153	0	0	1,037,153	0	M.1.b.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Memoranda

Dollar amounts in thousands			
c. Disclose component and the dollar amount of that component:			M.1.c.
1. Describe component	TEXTG546		M.1.c.1.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
54

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG546	RCFDG547	RCFDG548	RCFDG549	RCFDG550	
2. Amount of component	0	0	0	0	0	M.1.c.2.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Memoranda

Dollar amounts in thousands			
d. Disclose component and the dollar amount of that component:			M.1.d.
1. Describe component	TEXTG551		M.1.d.1.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG551	RCFDG552	RCFDG553	RCFDG554	RCFDG555	
2. Amount of component	0	0	0	0	0	M.1.d.2.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Memoranda

Dollar amounts in thousands			
e. Disclose component and the dollar amount of that component:			M.1.e.
1. Describe component	TEXTG556		M.1.e.1.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG556	RCFDG557	RCFDG558	RCFDG559	RCFDG560	
2. Amount of component	0	0	0	0	0	M.1.e.2.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Memoranda

Dollar amounts in thousands			
f. Disclose component and the dollar amount of that component:			M.1.f.
1. Describe component	TEXTG561		M.1.f.1.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
55

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG561	RCFDG562	RCFDG563	RCFDG564	RCFDG565	
2. Amount of component	0	0	0	0	0	M.1.f.2.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):						M.2.
	RCFDF261	RCFDF689	RCFDF697	RCFDF262	RCFDF263	
a. Loan commitments (not accounted for as derivatives)	0	0	0	0	0	M.2.a.
	RCFDG566	RCFDG567	RCFDG568	RCFDG569	RCFDG570	
b. Nontrading derivative liabilities	572,586	418,492	612	990,466	0	M.2.b.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Memoranda

Dollar amounts in thousands			
c. Disclose component and the dollar amount of that component:			M.2.c.
1. Describe component	TEXTG571		M.2.c.1.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG571	RCFDG572	RCFDG573	RCFDG574	RCFDG575	
2. Amount of component	0	0	0	0	0	M.2.c.2.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Memoranda

Dollar amounts in thousands			
d. Disclose component and the dollar amount of that component:			M.2.d.
1. Describe component	TEXTG576		M.2.d.1.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG576	RCFDG577	RCFDG578	RCFDG579	RCFDG580	
2. Amount of component	0	0	0	0	0	M.2.d.2.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
56

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Memoranda

Dollar amounts in thousands			
e. Disclose component and the dollar amount of that component:			M.2.e.
1. Describe component	TEXTG581		M.2.e.1.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG581	RCFDG582	RCFDG583	RCFDG584	RCFDG585	
2. Amount of component	0	0	0	0	0	M.2.e.2.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Memoranda

Dollar amounts in thousands			
f. Disclose component and the dollar amount of that component:			M.2.f.
1. Describe component	TEXTG586		M.2.f.1.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements	
	RCFDG586	RCFDG587	RCFDG588	RCFDG589	RCFDG590	
2. Amount of component	0	0	0	0	0	M.2.f.2.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 57 Schedule RC-R Part I - Regulatory Capital Components and Ratios Dollar amounts in thousands 1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares.............................................................................................................................................................................. 2. Retained earnings....................................................................................................................................................... 3. Accumulated other comprehensive income (AOCI)..................................................................................................... a. AOCI opt-out election (enter "1" for Yes; enter "0" for No.) (Advanced approaches institutions must enter "0" for No.)..................................................................................................................................................................... 4. Common equity tier 1 minority interest includable in common equity tier 1 capital..................................................... 5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)................................... 6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)................................................................................. 7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs....... 8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs............................................................................................................................. 9. AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered "1" for Yes in item 3.a, complete only items 9.a through 9.e; if entered "0" for No in item 3.a, complete only item 9.f): a. LESS: Net unrealized gains (losses) on available-for-sale securities (if a gain, report as a positive value; if a loss, report as a negative value).............................................................................................................................. b. LESS: Net unrealized loss on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures (report loss as a positive value)................................................................ c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)................................................................................................................................................. d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)................................................................................................. e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)......................................................................................... f. LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value) (To be completed only by institutions that entered "0" for No in item 3.a)............................................................................................................................................................... 10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions: a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value).............................................. b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions. 11. LESS: Non-significant investments in the capital of unconsolidated financial institutions in the form of common stock that exceed the 10 percent threshold for non-significant investments................................................................... 12. Subtotal (item 5 minus items 6 through 11)............................................................................................................... 13. LESS: Significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold......................... 14. LESS: MSAs, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold.......................................................................................................................................................................... 15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold.......................................................................................................................................................................... 16. LESS: Amount of significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs; MSAs, net of associated DTLs; and DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs; that exceeds the 15 percent common equity tier 1 capital deduction threshold................................................................................... 17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions.............................................................................................................................. 18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)............................ 19. Common equity tier 1 capital (item 12 minus item 18).............................................................................................. 20. Additional tier 1 capital instruments plus related surplus.......................................................................................... 21. Non-qualifying capital instruments subject to phase out from additional tier 1 capital ............................................. 22. Tier 1 minority interest not included in common equity tier 1 capital......................................................................... 23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)................................................................. 24. LESS: Additional tier 1 capital deductions................................................................................................................. 25. Additional tier 1 capital (greater of item 23 minus item 24, or zero).......................................................................... 26. Tier 1 capital (sum of items 19 and 25)..................................................................................................................... RCFAP742 18,509,265 1. RCFD3632 3,175,372 2. RCFAB530 -265,543 3. RCOAP838 0 3.a. RCFAP839 0 4. RCFAP840 21,419,094 5. RCFAP841 1,611,655 6. RCFAP842 16,246 7. RCFAP843 2,273 8. 9. RCFAP844 NR 9.a. RCFAP845 NR 9.b. RCFAP846 NR 9.c. 9.d. NR 9.e. RCFAP848 9.f. 10. 122,344 10.a. RCFAQ258 39,821 10.b. RCFAP850 0 11. RCFAP851 19,796,088 12. RCFAP852 0 13. RCFAP853 0 14. RCFAP854 15. 16. RCFAP857 0 17. RCFAP858 0 18. RCFAP859 19,796,088 19. RCFAP860 2,500,000 20. RCFAP861 0 21. RCFAP862 0 22. RCFAP863 2,500,000 23. RCFAP864 186,926 24. RCFAP865 2,313,074 25. RCFA8274 22,109,162 26. RCFAP8550 RCFAP8560 RCFAP849-169,333 RCFAP847NR

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
58

Dollar amounts in thousands			
27. Tier 2 capital instruments plus related surplus	RCFAP866	3,547,519	27.
28. Non-qualifying capital instruments subject to phase out from tier 2 capital	RCFAP867	0	28.
29. Total capital minority interest that is not included in tier 1 capital	RCFAP868	0	29.
30. Allowance for loan and lease losses and eligible credit reserves includable in tier 2 capital			30.
a. Allowance for loan and lease losses includable in tier 2 capital	RCFA5310	1,013,162	30.a.
b. (Advanced approaches institutions that exit parallel run only): Eligible credit reserves includable in tier 2 capital	RCFW5310	NR	30.b.
31. Unrealized gains on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures includable in tier 2 capital	RCFAQ257	146	31.
32. Tier 2 capital before deductions			32.
a. Tier 2 capital before deductions (sum of items 27 through 30.a, plus item 31)	RCFAP870	4,560,827	32.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital before deductions (sum of items 27 through 29, plus items 30.b and 31)	RCFWP870	NR	32.b.
33. LESS: Tier 2 capital deductions	RCFAP872	0	33.
34. Tier 2 capital			34.
a. Tier 2 capital (greater of item 32.a minus item 33, or zero)	RCFA5311	4,560,827	34.a.
b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital (greater of item 32.b minus item 33, or zero)	RCFW5311	NR	34.b.
35. Total capital			35.
a. Total capital (sum of items 26 and 34.a)	RCFA3792	26,669,989	35.a.
b. (Advanced approaches institutions that exit parallel run only): Total capital (sum of items 26 and 34.b)	RCFW3792	NR	35.b.
36. Average total consolidated assets	RCFD3368	192,712,206	36.
37. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 11, 13 through 17, and certain elements of item 24 - see instructions)	RCFAP875	1,673,404	37.
38. LESS: Other deductions from (additions to) assets for leverage ratio purposes	RCFAB596	-215,291	38.
39. Total assets for the leverage ratio (item 36 minus items 37 and 38)	RCFAA224	191,254,093	39.
40. Total risk-weighted assets			40.
a. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)	RCFAA223	143,542,866	40.a.
b. (Advanced approaches institutions that exit parallel run only): Total riskweighted assets using advanced approaches rule (from FFIEC 101 Schedule A, item 60)	RCFWA223	NR	40.b.

Schedule RC-R Part I - Regulatory Capital Components and Ratios

Dollar amounts in thousands	(Column A) Percentage		(Column B) Percentage		
41. Common equity tier 1 capital ratio (Column A: item 19 divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 19 divided by item 40.b)	RCFAP793	13.79%	RCFWP793	NR	41.
42. Tier 1 capital ratio (Column A: item 26 divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 26 divided by item 40.b)	RCFA7206	15.40%	RCFW7206	NR	42.
43. Total capital ratio (Column A: item 35.a divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 35.b divided by item 40.b)	RCFA7205	18.58%	RCFW7205	NR	43.

Schedule RC-R Part I - Regulatory Capital Components and Ratios

Dollar amounts in thousands			
44. Tier 1 leverage ratio (item 26 divided by item 39)	RCFA7204	11.56%	44.
45. Advanced approaches institutions only: Supplementary leverage ratio (from FFIEC 101 Schedule A, item 98) (effective date to be determined)			45.
46. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments (effective January 1, 2016):			46.
a. Capital conservation buffer			46.a.
b. (Advanced approaches institutions that exit parallel run only): Total applicable capital buffer			46.b.
47. Eligible retained income (effective January 1, 2016)			47.
48. Distributions and discretionary bonus payments during the quarter (effective January 1, 2016)			48.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 59 Schedule RC-R Part II - Risk-Weighted Assets 1. 2. 2.a. 2.b. 3. 3.a. 3.b. 4. 4.a. 4.b. 4.c. Schedule RC-R Part II - Risk-Weighted Assets 1. Dollar amounts in thousands (Column K)(Column L)(Column M) (Column N)(Column O)(Column P) (Column Q)(Column R)(Column S) Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Application of Application of Risk-WeightRisk-WeightRisk-WeightRisk-WeightRisk-WeightRisk-WeightRisk-Weight Other Other Category 250% Category 300% Category 400% Category 600% Category 625% CategoryCategoryRisk-Weighting Risk-Weighting 937.5%1,250%ApproachesApproaches Exposure Risk-Weighted AmountAsset Amount 1. Cash and balances due from depository institutions Dollar amounts in thousands (Column A)(Column B) (Column C)(Column D)(Column E)(Column F)(Column G)(Column H)(Column I)(Column J) Totals from Adjustments Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Schedule RC to TotalsRisk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Reported in Category 0% Category 2% Category 4% Category 10% Category 20% Category 50%CategoryCategory Column A100%150% 1. Cash and balances due from depository institutions........... RCFDD957RCFDS396RCFDD958 RCFDD959RCFDS397RCFDD960RCFDS398 8,394,68207,033,849 1,298,5885,76431,50524,976 2. Securities: a. Held-to-maturity securities........................................... b. Available-for-sale securities.......................................... RCFDD961RCFDS399RCFDD962 RCFDD963RCFDD964RCFDD965RCFDS400 14,013,04809,296,708 4,711,0195,32000 RCFDD966RCFDS402RCFDD967 RCFDD968RCFDD969RCFDD970RCFDS403 35,437,331029,253,090 5,921,92312,156250,1620 3. Federal funds sold and securities purchased under agreements to resell: a. Federal funds sold in domestic offices......................... b. Securities purchased under agreements to resell........ RCOND971 RCOND972 RCOND973RCONS410RCOND974RCONS411 0 0 0000 RCFDH171RCFDH172 19,846,61219,846,612 4. Loans and leases held for sale: a. Residential mortgage exposures................................. b. High volatility commercial real estate exposures......... c. Exposures past due 90 days or more or on nonaccrual....................................................................... RCFDS413RCFDS414RCFDH173 RCFDS415RCFDS416RCFDS417 6,22200 05,0641,159 RCFDS419RCFDS420RCFDH174 RCFDH175RCFDH176RCFDH177RCFDS421 74,30000 00074,300 RCFDS423RCFDS424RCFDS425 RCFDS426RCFDS427RCFDS428RCFDS429 25,98100 00025,981

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
60

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount	
2. Securities:										2.
a. Held-to-maturity securities										2.a.
		RCFDS405		RCFDS406				RCFDH271	RCFDH272	
b. Available-for-sale securities		0		0				0	0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:										3.
a. Federal funds sold in domestic offices										3.a.
b. Securities purchased under agreements to resell										3.b.
4. Loans and leases held for sale:										4.
								RCFDH273	RCFDH274	
a. Residential mortgage exposures								0	0	4.a.
								RCFDH275	RCFDH276	
b. High volatility commercial real estate exposures								0	0	4.b.
								RCFDH277	RCFDH278	
c. Exposures past due 90 days or more or on nonaccrual								0	0	4.c.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 61 Schedule RC-R Part II - Risk-Weighted Assets 4. 4.d. 5. 5.a. 5.b. 5.c. 5.d. 6. 7. 8. 8.a. 8.b. Dollar amounts in thousands (Column A)(Column B) (Column C)(Column D)(Column E)(Column F)(Column G)(Column H)(Column I)(Column J) Totals from Adjustments Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Schedule RC to TotalsRisk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Reported in Category 0% Category 2% Category 4% Category 10% Category 20% Category 50%CategoryCategory Column A100%150% 4. Loans and leases held for sale (continued): d. All other exposures...................................................... RCFDS431RCFDS432RCFDS433 RCFDS434RCFDS435RCFDS436RCFDS437 1,940,46600 001,940,41551 5. Loans and leases, net of unearned income: a. Residential mortgage exposures................................. b. High volatility commercial real estate exposures......... c. Exposures past due 90 days or more or on nonaccrual....................................................................... d. All other exposures...................................................... 6. LESS: Allowance for loan and lease losses........................ 7. Trading assets..................................................................... 8. All other assets.................................................................... RCFDS439RCFDS440RCFDH178 RCFDS441RCFDS442RCFDS443 19,354,84600 507,81415,454,7043,392,328 RCFDS445RCFDS446RCFDH179 RCFDH180RCFDH181RCFDH182RCFDS447 690,02000 000690,020 RCFDS449RCFDS450RCFDS451 RCFDS452RCFDS453RCFDS454RCFDS455 256,71900 000256,719 RCFDS457RCFDS458RCFDS459 RCFDS460RCFDS461RCFDS462RCFDS463 57,692,9270506,529 767,642836,30152,717,3472,865,108 RCFD3123RCFD3123 912,403912,403 RCFDD976RCFDS466RCFDD977 RCFDD978RCFDD979RCFDD980RCFDS467 16,750,65313,880,6350 002,870,0180 RCFDD981RCFDS469RCFDD982 RCFDD983RCFDD984RCFDD985RCFDH185 8,795,3722,912,436560,017 375,72840,6614,628,6110 a. Separate account bank-owned life insurance b. Default fund contributions to central counterparties

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
62

Schedule RC-R Part II - Risk-Weighted Assets

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount	
4. Loans and leases held for sale (continued):										4.
d. All other exposures								RCFDH279 0	RCFDH280 0	4.d.
5. Loans and leases, net of unearned income:										5.
a. Residential mortgage exposures								RCFDH281 0	RCFDH282 0	5.a.
b. High volatility commercial real estate exposures								RCFDH283 0	RCFDH284 0	5.b.
c. Exposures past due 90 days or more or on nonaccrual								RCFDH285 0	RCFDH286 0	5.c.
d. All other exposures								RCFDH287 0	RCFDH288 0	5.d.
6. LESS: Allowance for loan and lease losses										6.
7. Trading assets		RCFDH186 0	RCFDH290 0	RCFDH187 0				RCFDH291 0	RCFDH292 0	7.
8. All other assets		RCFDH188 0	RCFDS470 0	RCFDS471 0				RCFDH294 0	RCFDH295 0	8.
a. Separate account bank-owned life insurance								RCFDH296 220,202	RCFDH297 220,202	8.a.
b. Default fund contributions to central counterparties								RCFDH298 57,716	RCFDH299 17,800	8.b.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
63

Schedule RC-R Part II - Risk-Weighted Assets

Dollar amounts in thousands	(Column A) Totals	(Column B) Adjustments to Totals Reported in Column A	(Column Q) Exposure Amount 1,250%	(Column T) Total Risk-Weighted Asset Amount by Calculation Methodology SSFA	(Column U) Total Risk-Weighted Asset Amount by Calculation Methodology Gross-Up	
9. On-balance sheet securitization exposures:						9.
	RCFDS475	RCFDS476	RCFDS477	RCFDS478	RCFDS479	
a. Held-to-maturity securities	6,987	6,987	0	5,465	0	9.a.
	RCFDS480	RCFDS481	RCFDS482	RCFDS483	RCFDS484	
b. Available-for-sale securities	84,614	84,315	299	128,897	0	9.b.
	RCFDS485	RCFDS486	RCFDS487	RCFDS488	RCFDS489	
c. Trading assets	423,915	418,085	5,830	489,784	0	9.c.
	RCFDS490	RCFDS491	RCFDS492	RCFDS493	RCFDS494	
d. All other on-balance sheet securitization exposures	255,923	255,923	0	64,997	0	9.d.
	RCFDS495	RCFDS496	RCFDS497	RCFDS498	RCFDS499	
10. Off-balance sheet securitization exposures	4,034,305	3,959,576	74,730	1,168,008	0	10.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 64 Schedule RC-R Part II - Risk-Weighted Assets 11. Schedule RC-R Part II - Risk-Weighted Assets 11. Schedule RC-R Part II - Risk-Weighted Assets 12. 13. 14. 15. Schedule RC-R Part II - Risk-Weighted Assets Dollar amounts in thousands (Column A)(Column B) (Column C)(Column D)(Column E)(Column F)(Column G)(Column H)(Column I)(Column J) Face,CreditAllocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Notional, orEquivalentRisk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Other AmountAmountCategory 0% Category 2% Category 4% Category 10% Category 20% Category 50%CategoryCategory 100%150% 12. Financial standby letters of credit...................................... 13. Performance standby letters of credit and transaction-related contingent items....................................... 14. Commercial and similar letters of credit with an original maturity of one year or less..................................................... 15. Retained recourse on small business obligations sold with recourse.................................................................................. RCFDD991RCFDD992RCFDD993 RCFDD994RCFDD995RCFDD996RCFDS511 6,341,7306,341,730477,530 576,7527,7765,103,421176,252 RCFDD997RCFDD998RCFDD999 RCFDG603RCFDG604RCFDG605RCFDS512 3,095,5421,547,771397,540 98,5264,6971,035,49111,516 RCFDG606RCFDG607RCFDG608 RCFDG609RCFDG610RCFDG611RCFDS513 268,50553,7010 5,9734,40742,746576 RCFDG612RCFDG613RCFDG614 RCFDG615RCFDG616RCFDG617RCFDS514 000 0000 Dollar amounts in thousands (Column K) (Column L)(Column M)(Column N) (Column O) (Column P)(Column Q)(Column R) Allocation byAllocation byAllocation byAllocation byAllocation byAllocation byAllocation byApplication of Risk-WeightRisk-WeightRisk-WeightRisk-WeightRisk-WeightRisk-WeightRisk-Weight Other Category 250% Category 300% Category 400% Category 600% Category 625% Category 937.5% Category 1,250% Risk-Weighting Approaches Exposure Amount 11. Total balance sheet assets................................................................ RCFDS505RCFDS506RCFDS507 RCFDS510RCFDH300 000 6,129277,918 Dollar amounts in thousands (Column A)(Column B) (Column C)(Column D)(Column E)(Column F)(Column G)(Column H)(Column I)(Column J) Totals From Adjustments Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Schedule RCto TotalsRisk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Reported in Category 0% Category 2% Category 4% Category 10% Category 20% Category 50%CategoryCategory Column A100%150% 11. Total balance sheet assets................................................ RCFD2170RCFDS500RCFDD987 RCFDD988RCFDD989RCFDD990RCFDS503 183,138,21536,492,59046,650,193 13,582,71416,359,97065,831,5453,937,155

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 65 16. 17. 18. 18.a. 18.b. 18.c. 19. 20. 21. 22. Dollar amounts in thousands (Column A)(Column B) (Column C)(Column D)(Column E)(Column F)(Column G)(Column H)(Column I)(Column J) Face,CreditAllocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Allocation by Notional, orEquivalentRisk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Risk-Weight Other AmountAmountCategory 0% Category 2% Category 4% Category 10% Category 20% Category 50%CategoryCategory 100%150% 16. Repo-style transactions..................................................... 17. All other off-balance sheet liabilities.................................. RCFDS515RCFDS516RCFDS517RCFDS518RCFDS519 RCFDS520RCFDS521RCFDS522RCFDS523 1,839,4211,839,42101,491,5050 10,1940337,7220 RCFDG618RCFDG619RCFDG620 RCFDG621RCFDG622RCFDG623RCFDS524 498498165 003330 18. Unused commitments: a. Original maturity of one year or less, excluding asset-backed commercial paper (ABCP) conduits.......... RCFDS525RCFDS526RCFDS527 RCFDS528RCFDS529RCFDS530RCFDS531 14,650,5902,930,1180 80,0004,6102,798,77546,734 b. Original maturity of one year or less to ABCP conduits c. Original maturity exceeding one year........................... 19. Unconditionally cancelable commitments......................... RCFDG624RCFDG625RCFDG626 RCFDG627RCFDG628RCFDG629RCFDS539 65,621,84432,810,922685 84,50035032,563,087162,300 RCFDS540RCFDS541 8,289,9140 20. Over-the-counter derivatives............................................. 21. Centrally cleared derivatives............................................. RCFDS542RCFDS543 RCFDS544RCFDS545RCFDS546RCFDS547RCFDS548 21,428,213219,182 012,762,60315,0028,366,61664,809 RCFDS549RCFDS550RCFDS551RCFDS552 RCFDS554RCFDS555RCFDS556RCFDS557 6,066,03306,066,0330 0000 22. Unsettled transactions (failed trades)................................ RCFDH191 RCFDH193 RCFDH194RCFDH195RCFDH196RCFDH197 41,802 41,480 00800

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
66

Schedule RC-R Part II - Risk-Weighted Assets

Dollar amounts in thousands	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Credit Equivalent Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount	
				RCFDH301	RCFDH302	
16. Repo-style transactions				0	0	16.
17. All other off-balance sheet liabilities						17.
18. Unused commitments:						18.
				RCFDH303	RCFDH304	
a. Original maturity of one year or less, excluding asset-backed commercial paper (ABCP) conduits				0	0	18.a.
b. Original maturity of one year or less to ABCP conduits						18.b.
				RCFDH307	RCFDH308	
c. Original maturity exceeding one year				0	0	18.c.
19. Unconditionally cancelable commitments						19.
				RCFDH309	RCFDH310	
20. Over-the-counter derivatives				0	0	20.
21. Centrally cleared derivatives						21.
	RCFDH198	RCFDH199	RCFDH200			
22. Unsettled transactions (failed trades)	33	181	28			22.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 67 Schedule RC-R Part II - Risk-Weighted Assets 23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22).............................................................................................. RCFDG630 RCFDS558 RCFDS559 RCFDS560 RCFDG631 RCFDG632 RCFDG633 RCFDS561 47,786,775 7,557,538 0 0 27,201,262 16,396,812 116,079,816 4,399,342 23. 24. Risk weight factor 24. RCFDG634 RCFDS569 RCFDS570 RCFDS571 RCFDG635 RCFDG636 RCFDG637 RCFDS572 25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)......................................................................... 0 151,151 0 0 5,440,252 8,198,406 116,079,816 6,599,013 25. Schedule RC-R Part II - Risk-Weighted Assets 23. 24. 25. Dollar amounts in thousands (Column K)(Column L)(Column M)(Column N)(Column O)(Column P)(Column Q) Allocation by Allocation byAllocation by Allocation by Allocation by Allocation byAllocation by Risk-Weight Risk-WeightRisk-Weight Risk-Weight Risk-Weight Risk-WeightRisk-Weight Category 250% Category 300%Category 400% Category 600% Category 625% Category 937.5% Category 1,250% 23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)......... 24. Risk weight factor 25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)........................................................................................ RCFDS563RCFDS564RCFDS565RCFDS566RCFDS567RCFDS568 0003318180,887 RCFDS574RCFDS575RCFDS576RCFDS577RCFDS578RCFDS579 0002061,6971,011,088 Dollar amounts in thousands (Column C) (Column D) (Column E)(Column F) (Column G) (Column H) (Column I)(Column J) Allocation byAllocation byAllocation by Allocation by Allocation by Allocation byAllocation byAllocation by Risk-WeightRisk-WeightRisk-Weight Risk-Weight Risk-Weight Risk-WeightRisk-WeightRisk-Weight Category 0%Category 2%Category 4%Category 10%Category 20%Category 50% Category 100% Category 150%

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
68

Schedule RC-R Part II - Risk-Weighted Assets

Dollar amounts in thousands			
26. Risk-weighted assets base for purposes of calculating the allowance for loan and lease losses 1.25 percent threshold	RCFDS580	139,763,708	26.
27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rule)	RCFDS581	3,966,084	27.
28. Risk-weighted assets before deductions for excess allowance of loan and lease losses and allocated risk transfer risk reserve	RCFDB704	143,542,866	28.
29. LESS: Excess allowance for loan and lease losses	RCFDA222	0	29.
30. LESS: Allocated transfer risk reserve	RCFD3128	0	30.
31. Total risk-weighted assets (item 28 minus items 29 and 30)	RCFDG641	143,542,866	31.

Memoranda

1. Current credit exposure across all derivative contracts covered by the regulatory capital rules	RCFDG642	10,618,761	M.1.

Schedule RC-R Part II - Risk-Weighted Assets

Memoranda

Dollar amounts in thousands	(Column A) With a remaining maturity of One year or less		(Column B) With a remaining maturity of Over one year through five years		(Column C) With a remaining maturity of Over five years		
2. Notional principal amounts of over-the-counter derivative contracts:							M.2.
a. Interest rate	RCFDS582	309,382,494	RCFDS583	493,796,328	RCFDS584	260,826,847	M.2.a.
b. Foreign exchange rate and gold	RCFDS585	892,961,952	RCFDS586	132,302,291	RCFDS587	49,765,326	M.2.b.
c. Credit (investment grade reference asset)	RCFDS588	9,264,340	RCFDS589	25,205,528	RCFDS590	1,017,340	M.2.c.
d. Credit (non-investment grade reference asset)	RCFDS591	12,892,595	RCFDS592	27,115,723	RCFDS593	1,013,976	M.2.d.
e. Equity	RCFDS594	21,750,202	RCFDS595	14,346,886	RCFDS596	3,835,839	M.2.e.
f. Precious metals (except gold)	RCFDS597	5,402,617	RCFDS598	598,042	RCFDS599	0	M.2.f.
g. Other	RCFDS600	190,778	RCFDS601	139,310	RCFDS602	0	M.2.g.
3. Notional principal amounts of centrally cleared derivative contracts:							M.3.
a. Interest rate	RCFDS603	403,979,119	RCFDS604	669,934,441	RCFDS605	469,563,430	M.3.a.
b. Foreign exchange rate and gold	RCFDS606	0	RCFDS607	0	RCFDS608	0	M.3.b.
c. Credit (investment grade reference asset)	RCFDS609	964,391	RCFDS610	4,179,125	RCFDS611	121,504	M.3.c.
d. Credit (non-investment grade reference asset)	RCFDS612	1,136,728	RCFDS613	7,444,514	RCFDS614	364,770	M.3.d.
e. Equity	RCFDS615	0	RCFDS616	0	RCFDS617	0	M.3.e.
f. Precious metals (except gold)	RCFDS618	0	RCFDS619	0	RCFDS620	0	M.3.f.
g. Other	RCFDS621	0	RCFDS622	0	RCFDS623	0	M.3.g.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
69

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCFDB705 1,150,751	RCFDB706 0	RCFDB707 0	RCFDB708 0	RCFDB709 0	RCFDB710 0	RCFDB711 0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCFDB712 0	RCFDB713 0	RCFDB714 0	RCFDB715 0	RCFDB716 0	RCFDB717 0	RCFDB718 0	2.a.
b. Subordinated securities and other residual interests	RCFDC393 0	RCFDC394 0	RCFDC395 0	RCFDC396 0	RCFDC397 0	RCFDC398 0	RCFDC399 0	2.b.
c. Standby letters of credit and other enhancements	RCFDC400 0	RCFDC401 0	RCFDC402 0	RCFDC403 0	RCFDC404 0	RCFDC405 0	RCFDC406 0	2.c.
3. Reporting bank's unused commitments to provide liquidity to structures reported in item 1	RCFDB726 0	RCFDB727 0	RCFDB728 0	RCFDB729 0	RCFDB730 0	RCFDB731 0	RCFDB732 0	3.
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCFDB733 61,362	RCFDB734 0	RCFDB735 0	RCFDB736 0	RCFDB737 0	RCFDB738 0	RCFDB739 0	4.a.
b. 90 days or more past due	RCFDB740 4,196	RCFDB741 0	RCFDB742 0	RCFDB743 0	RCFDB744 0	RCFDB745 0	RCFDB746 0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747 0	RIADB748 0	RIADB749 0	RIADB750 0	RIADB751 0	RIADB752 0	RIADB753 0	5.a.
b. Recoveries	RIADB754 0	RIADB755 0	RIADB756 0	RIADB757 0	RIADB758 0	RIADB759 0	RIADB760 0	5.b.
6. Amount of ownership (or seller's) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCFDB761 0	RCFDB762 0			RCFDB763 0		6.a.
b. Loans (included in Schedule RC-C)		RCFDB500 0	RCFDB501 0			RCFDB502 0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
70

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets	
a. 30-89 days past due		RCFDB764 0	RCFDB765 0			RCFDB766 0		7.a.
b. 90 days or more past due		RCFDB767 0	RCFDB768 0			RCFDB769 0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
a. Charge-offs		RIADB770 0	RIADB771 0			RIADB772 0		8.a.
b. Recoveries		RIADB773 0	RIADB774 0			RIADB775 0		8.b.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions' securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCFDB776 0	RCFDB777 0	RCFDB778 0	RCFDB779 0	RCFDB780 0	RCFDB781 0	RCFDB782 0	9.
10. Reporting bank's unused commitments to provide liquidity to other institutions' securitization structures	RCFDB783 0	RCFDB784 0	RCFDB785 0	RCFDB786 0	RCFDB787 0	RCFDB788 0	RCFDB789 0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCFDB790 0	RCFDB791 0	RCFDB792 0	RCFDB793 0	RCFDB794 0	RCFDB795 0	RCFDB796 0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCFDB797 0	RCFDB798 0	RCFDB799 0	RCFDB800 0	RCFDB801 0	RCFDB802 0	RCFDB803 0	12.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
71

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Memoranda

Dollar amounts in thousands			
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCFDA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCFDA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	18,929,701	M.2.b.
c. Other financial assets (includes home equity lines)	RCFDA591	3,976,404	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCFDF699	591,546	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank's holding company	RCFDB808	3,249,265	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCFDC407	0	M.4.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands			
1. Does the institution have fiduciary powers? (If "NO," do not complete Schedule RC-T.)	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO," do not complete the rest of Schedule RC-T.)	RCFDB867	Yes	3.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Non-Managed Assets		(Column C) Number of Managed Accounts		(Column D) Number of Non-Managed Accounts		
4. Personal trust and agency accounts	RCFDB868	1,560,159	RCFDB869	360,631	RCFDB870	595	RCFDB871	129	4.
5. Employee benefit and retirement-related trust and agency accounts:									5.
a. Employee benefit - defined contribution	RCFDB872	0	RCFDB873	0	RCFDB874	0	RCFDB875	0	5.a.
b. Employee benefit - defined benefit	RCFDB876	0	RCFDB877	0	RCFDB878	0	RCFDB879	0	5.b.
c. Other employee benefit and retirement-related accounts	RCFDB880	67,639	RCFDB881	138,364	RCFDB882	114	RCFDB883	59	5.c.
6. Corporate trust and agency accounts	RCFDB884	0	RCFDB885	15,120,012	RCFDC001	0	RCFDC002	493	6.
7. Investment management and investment advisory agency accounts	RCFDB886	5,544,854	RCFDJ253	0	RCFDB888	1931	RCFDJ254	0	7.
8. Foundation and endowment trust and agency accounts	RCFDJ255	391,401	RCFDJ256	0	RCFDJ257	42	RCFDJ258	0	8.
9. Other fiduciary accounts	RCFDB890	0	RCFDB891	0	RCFDB892	0	RCFDB893	0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCFDB894	7,564,053	RCFDB895	15,619,007	RCFDB896	2682	RCFDB897	681	10.
11. Custody and safekeeping accounts			RCFDB898	21,649,342			RCFDB899	3825	11.
12. Fiduciary accounts held in foreign offices (included in items 10 and 11)	RCFNB900	0	RCFNB901	0	RCFNB902	0	RCFNB903	0	12.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
72

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Non-Managed Assets		(Column C) Number of Managed Accounts		(Column D) Number of Non-Managed Accounts		
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCFDJ259	67,639	RCFDJ260	138,364	RCFDJ261	114	RCFDJ262	59	13.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands			
14. Personal trust and agency accounts	RIADB904	13,944	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit - defined contribution	RIADB905	0	15.a.
b. Employee benefit - defined benefit	RIADB906	0	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	0	15.c.
16. Corporate trust and agency accounts	RIADA479	12,428	16.
17. Investment management and investment advisory agency accounts	RIADJ315	43,894	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	0	18.
19. Other fiduciary accounts	RIADA480	0	19.
20. Custody and safekeeping accounts	RIADB909	13,186	20.
21. Other fiduciary and related services income	RIADB910	0	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	83,452	22.
a. Fiduciary and related services income - foreign offices (included in item 22)	RIADB912	0	22.a.
23. Less: Expenses	RIADC058	53,728	23.
24. Less: Net losses from fiduciary and related services	RIADA488	0	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	0	25.
26. Net fiduciary and related services income	RIADA491	29,724	26.

Schedule RC-T - Fiduciary and Related Services

Memoranda

Dollar amounts in thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts		
1. Managed assets held in fiduciary accounts:							M.1.
a. Noninterest-bearing deposits	RCFDJ263	2,709	RCFDJ264	0	RCFDJ265	3	M.1.a.
b. Interest-bearing deposits	RCFDJ266	7,284	RCFDJ267	0	RCFDJ268	0	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDJ269	281,877	RCFDJ270	3,835	RCFDJ271	24,821	M.1.c.
d. State, county, and municipal obligations	RCFDJ272	667,065	RCFDJ273	100	RCFDJ274	5,400	M.1.d.
e. Money market mutual funds	RCFDJ275	292,165	RCFDJ276	2,506	RCFDJ277	5,127	M.1.e.
f. Equity mutual funds	RCFDJ278	440,466	RCFDJ279	9,569	RCFDJ280	112,548	M.1.f.
g. Other mutual funds	RCFDJ281	176,341	RCFDJ282	6,357	RCFDJ283	6,952	M.1.g.
h. Common trust funds and collective investment funds	RCFDJ284	89,252	RCFDJ285	0	RCFDJ286	42,500	M.1.h.
i. Other short-term obligations	RCFDJ287	250	RCFDJ288	0	RCFDJ289	0	M.1.i.
j. Other notes and bonds	RCFDJ290	806,569	RCFDJ291	8,857	RCFDJ292	28,152	M.1.j.
k. Investments in unregistered funds and private equity investments	RCFDJ293	1,448,433	RCFDJ294	0	RCFDJ295	0	M.1.k.
l. Other common and preferred stocks	RCFDJ296	2,551,191	RCFDJ297	36,415	RCFDJ298	165,898	M.1.l.
m. Real estate mortgages	RCFDJ299	0	RCFDJ300	0	RCFDJ301	0	M.1.m.
n. Real estate	RCFDJ302	14,960	RCFDJ303	0	RCFDJ304	0	M.1.n.
o. Miscellaneous assets	RCFDJ305	326,451	RCFDJ306	0	RCFDJ307	0	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCFDJ308	7,105,013	RCFDJ309	67,639	RCFDJ310	391,401	M.1.p.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
73

Schedule RC-T - Fiduciary and Related Services

Memoranda

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Number of Managed Accounts		
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCFDJ311	32,031	RCFDJ312	105	M.1.q.

Schedule RC-T - Fiduciary and Related Services

Memoranda

Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding		
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCFDB927	721	RCFDB928	168,717,492	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCFDJ313	33	RCFDJ314	2,674,511	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	413			M.2.b.

Schedule RC-T - Fiduciary and Related Services

Memoranda

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets		
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCFDB931	0	RCFDB932	0	M.3.a.
b. International/Global equity	RCFDB933	0	RCFDB934	0	M.3.b.
c. Stock/Bond blend	RCFDB935	0	RCFDB936	0	M.3.c.
d. Taxable bond	RCFDB937	1	RCFDB938	65,358	M.3.d.
e. Municipal bond	RCFDB939	2	RCFDB940	66,395	M.3.e.
f. Short term investments/Money market	RCFDB941	0	RCFDB942	0	M.3.f.
g. Specialty/Other	RCFDB943	0	RCFDB944	0	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCFDB945	3	RCFDB946	131,753	M.3.h.

Schedule RC-T - Fiduciary and Related Services

Memoranda

Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non-Managed Accounts		(Column C) Recoveries		
4. Fiduciary settlements, surcharges, and other losses:							M.4.
a. Personal trust and agency accounts	RIADB947	0	RIADB948	0	RIADB949	0	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	0	RIADB951	0	RIADB952	0	M.4.b.
c. Investment management agency accounts	RIADB953	0	RIADB954	0	RIADB955	0	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	0	RIADB957	0	RIADB958	0	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	0	RIADB960	0	RIADB961	0	M.4.e.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
74

Schedule RC-V - Variable Interest Entities

Dollar amounts in thousands	(Column A) Securitization Vehicles		(Column B) ABCP Conduits		(Column C) Other VIEs		
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:							1.
a. Cash and balances due from depository institutions	RCFDJ981	0	RCFDJ982	0	RCFDJ983	0	1.a.
b. Held-to-maturity securities	RCFDJ984	0	RCFDJ985	0	RCFDJ986	0	1.b.
c. Available-for-sale securities	RCFDJ987	0	RCFDJ988	0	RCFDJ989	0	1.c.
d. Securities purchased under agreements to resell	RCFDJ990	0	RCFDJ991	0	RCFDJ992	0	1.d.
e. Loans and leases held for sale	RCFDJ993	0	RCFDJ994	0	RCFDJ995	0	1.e.
f. Loans and leases, net of unearned income	RCFDJ996	0	RCFDJ997	0	RCFDJ998	0	1.f.
g. Less: Allowance for loan and lease losses	RCFDJ999	0	RCFDK001	0	RCFDK002	0	1.g.
h. Trading assets (other than derivatives)	RCFDK003	0	RCFDK004	0	RCFDK005	0	1.h.
i. Derivative trading assets	RCFDK006	0	RCFDK007	0	RCFDK008	0	1.i.
j. Other real estate owned	RCFDK009	0	RCFDK010	0	RCFDK011	0	1.j.
k. Other assets	RCFDK012	0	RCFDK013	0	RCFDK014	320,450	1.k.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:							2.
a. Securities sold under agreements to repurchase	RCFDK015	0	RCFDK016	0	RCFDK017	0	2.a.
b. Derivative trading liabilities	RCFDK018	0	RCFDK019	0	RCFDK020	0	2.b.
c. Commercial paper	RCFDK021	0	RCFDK022	0	RCFDK023	0	2.c.
d. Other borrowed money (exclude commercial paper)	RCFDK024	0	RCFDK025	0	RCFDK026	0	2.d.
e. Other liabilities	RCFDK027	0	RCFDK028	0	RCFDK029	160,149	2.e.
3. All other assets of consolidated VIEs (not included in items 1.a. through 1.k above)	RCFDK030	0	RCFDK031	0	RCFDK032	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.e above)	RCFDK033	0	RCFDK034	0	RCFDK035	0	4.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
75

General Instructions

Dollar amounts in thousands			
1. Who Must Report on What Forms			1.
a. Close of Business			1.a.
b. Frequency of Reporting			1.b.
c. Differences in Detail of Reports			1.c.
d. Shifts in Reporting Status			1.d.
2. Organization of the Instruction Books			2.
3. Preparation of the Reports			3.
4. Signatures			4.
a. Officer Declaration			4.a.
b. Director Attestation			4.b.
5. Submission of the Reports			5.
a. Submission Date			5.a.
b. Amended Reports			5.b.
6. Retention of Reports			6.
7. Scope of the "Consolidated Bank" Required to be Reported in the Submitted Reports			7.
a. Exclusions from the Coverage of the Consolidated Report			7.a.
8. Rules of Consolidation			8.
9. Reporting by Type of Office (For banks with foreign offices)			9.
10. Publication Requirements for the Report of Condition			10.
11. Release of Individual Bank Reports			11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements			12.
13. Accrual Basis Reporting			13.
14. Miscellaneous General Instructions			14.
a. Rounding			14.a.
b. Negative Entries			14.b.
c. Verification			14.c.
d. Transactions Occurring Near the End of a Reporting Period			14.d.
15. Separate Branch Reports			15.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
76

Glossary

Dollar amounts in thousands			
1. Glossary			1.
2. Acceptances			2.
3. Accounting Changes			3.
4. Accounting Errors, Corrections of			4.
5. Accounting Estimates, Changes in			5.
6. Accounting Principles, Changes in			6.
7. Accrued Interest Receivable Related to Credit Card Securitizations			7.
8. Acquisition, Development, or Construction (ADC) Arrangements			8.
9. Agreement Corporation			9.
10. Allowance for Loan and Lease Losses			10.
11. Applicable Income Taxes			11.
12. Associated Company			12.
13. ATS Account			13.
14. Bankers Acceptances			14.
a. Bank-Owned Life Insurance			14.a.
15. Banks, U.S. and Foreign			15.
16. Banks in Foreign Countries			16.
17. Bill-of-Lading Draft			17.
18. Borrowings and Deposits in Foreign Offices			18.
19. Brokered Deposits			19.
20. Broker's Security Draft			20.
21. Business Combinations			21.
22. Call Option			22.
a. Capital Contributions of Cash and Notes Receivable			22.a.
23. Capitalization of Interest Costs			23.
24. Carrybacks and Carryforwards			24.
25. Cash Management Arrangements			25.
26. Certificate of Deposit			26.
27. Changes in Accounting Estimates			27.
28. Changes in Accounting Principles			28.
29. Clearing Accounts			29.
30. Commercial Banks in the U.S.			30.
31. Commercial Letter of Credit			31.
32. Commercial Paper			32.
33. Commodity or Bill-of-Lading Draft			33.
34. Common Stock of Unconsolidated Subsidaries, Investments in			34.
35. Continuing Contract			35.
36. Corporate Joint Venture			36.
37. Corrections of Accounting Errors			37.
38. Coupon Stripping, Treasury Receipts, and STRIPS			38.
39. Custody Account			39.
40. Dealer Reserve Account			40.
a. Deferred Compensation Agreements			40.a.
41. Deferred Income Taxes			41.
a. Defined Benefit Postretirement Plans			41.a.
42. Demand Deposits			42.
43. Depository Institutions in the U.S.			43.
44. Deposits			44.
45. Derivative Contracts			45.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
77

Dollar amounts in thousands			
a. Discounts			45.a.
46. Dividends			46.
47. Domestic Office			47.
48. Domicile			48.
49. Due Bills			49.
50. Edge and Agreement Corporation			50.
a. Equity-Indexed Certificates of Deposit			50.a.
51. Equity Method of Accounting			51.
a. Excess Balance Account			51.a.
52. Extinguishments of Liabilities			52.
53. Extraordinary Items			53.
54. Fails			54.
a. Fair Value			54.a.
55. Federal Funds Transactions			55.
56. Federally-Sponsored Lending Agency			56.
57. Fees, Loan			57.
58. Foreclosed Assets			58.
59. Foreign Banks			59.
60. Foreign Currency Transactions and Translation			60.
61. Foreign Debt Exchange Transactions			61.
62. Foreign Governments and Official Institutions			62.
63. Foreign Office			63.
64. Forward Contracts			64.
65. Functional Currency			65.
66. Futures Contracts			66.
67. Goodwill			67.
68. Hypothecated Deposit			68.
69. IBF			69.
70. Income Taxes			70.
71. Intangible Assets			71.
72. Interest-Bearing Account			72.
73. Interest Capitalization			73.
74. Interest Rate Swaps			74.
75. Internal-Use Computer Software			75.
76. International Banking Facility (IBF)			76.
77. Interoffice Accounts			77.
78. Investments in Common Stock of Unconsolidated Subsidiaries			78.
79. Joint Venture			79.
80. Lease Accounting			80.
81. Letter of Credit			81.
82. Limited-Life Preferred Stock			82.
83. Loan			83.
84. Loan Fees			84.
85. Loan Impairment			85.
86. Loan Secured by Real Estate			86.
87. Loss Contingencies			87.
88. Majority-Owned Subsidiary			88.
89. Mandatory Convertible Debt			89.
91. Mergers			91.
92. Money Market Deposit Account (MMDA)			92.
93. Nonaccrual Status			93.

HSBC BANK USA, NATIONAL ASSOCIATION
RSSD-ID 413208
Last Updated on 2/8/2016

FFIEC 031
Report Date 12/31/2015
78

Dollar amounts in thousands			
94. Noninterest-Bearing Account			94.
95. Nontransaction Account			95.
96. NOW Account			96.
97. Offsetting			97.
98. One-Day Transaction			98.
99. Option			99.
100. Organization Costs			100.
101. Other Depository Institutions in the U.S.			101.
102. Other Real Estate Owned			102.
a. Other-Than-Temporary Impairment			102.a.
103. Overdraft			103.
104. Participations			104.
105. Participations in Acceptances			105.
106. Participations in Pools of Securities			106.
107. Pass-through Reserve Balances			107.
108. Perpetual Preferred Stock			108.
109. Placements and Takings			109.
110. Pooling of Interests			110.
111. Preauthorized Transfer Account			111.
112. Preferred Stock			112.
113. Premiums and Discounts			113.
114. Purchase Acquisition			114.
a. Purchased Credit-Impaired Loans and Debt Securities			114.a.
115. Put Option			115.
116. Real Estate ADC Arrangements			116.
117. Real Estate, Loan Secured By			117.
118. Reciprocal Balances			118.
119. Renegotiated Troubled Debt			119.
120. Reorganizations			120.
121. Repurchase/Resale Agreements			121.
122. Reserve Balances, Pass-through			122.
123. Retail Sweep Arrangements			123.
125. Savings Deposits			125.
126. Securities Activities			126.
127. Securities Borrowing/Lending Transactions			127.
128. Securities, Participations in Pools of			128.
129. Servicing Assets and Liabilities			129.
130. Settlement Date Accounting			130.
131. Shell Branches			131.
132. Short Position			132.
133. Significant Subsidary			133.
134. Standby Letter of Credit			134.
135. Start-Up Activities			135.
136. STRIPS			136.
137. Subordinated Notes and Debentures			137.
138. Subsidiaries			138.
139. Suspense Accounts			139.
140. Syndications			140.
141. Telephone Transfer Account			141.
142. Term Federal Funds			142.
143. Time Deposits			143.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 2/8/2016 FFIEC 031 Report Date 12/31/2015 79 Dollar amounts in thousands 144. 145. 146. 147. 148. 149. 150. 151. 152. 153. 154. 155. 155.a. 156. 144. Trade Date and Settlement Date Accounting 145. Trading Account 146. Transction Account 147. Transfers of Financial Assets 148. Traveler's Letter of Credit 149. Treasury Receipts 150. Treasury Stock 151. Troubled Debt Restructurings 152. Trust Preferred Securities 153. U.S. Banks 154. U.S. Territories and Possessions 155. Valuation Allowance a. Variable Interest Entity 156. When-Issued Securities Transactions